File No. 2-46686
FISCAL YEAR END - July 31
Registrant proposes that
this amendment will become
effective:
   60 days after filing
   As of the filing date

   As of December 1, 1995   X

Pursuant to Rule 485:
   paragraph (a)   X
   paragraph (b)

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                               ----------------

                                   FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933  X

                               ----------------

                       Post-Effective Amendment Number 38

                                      and
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940  X

                         FORTIS INCOME PORTFOLIOS, INC.

               (Exact Name of Registrant as Specified in Charter)

                500 Bielenberg Drive, Woodbury, Minnesota  55125
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number:  (612) 738-4000


          Gregory S. Swenson, Esq., Asst. Secretary (Same address as above) (Name and Address of Agent for Service)

                               ----------------

                                    Copy to:

                          Michael J. Radmer, Esq.
                          Dorsey & Whitney
                          2200 First Bank Place East
                          Minneapolis, MN  55402

                               ----------------

Pursuant to Section 270.24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's most recent fiscal period will be filed by September 30, 1995.

==============================================================================

                         FORTIS INCOME PORTFOLIOS, INC.
                       Registration Statement on Form N-1A
 -----------------------------------------------------------------------------
                             CROSS REFERENCE SHEET
             Pursuant to Rule 481(a) and Instruction F1 of Form N-1A
 -----------------------------------------------------------------------------
Form N-1A
Item No.
PART A (PROSPECTUS)                                PROSPECTUS HEADING
1.  Cover Page.....................................COVER PAGE (no caption)
2.  Synopsis (optional)............................SUMMARY OF FUND EXPENSES
3.  Condensed Financial Information................FINANCIAL HIGHLIGHTS
4.  General Description of Registrant..............ORGANIZATION AND
                                                   CLASSIFICATION; INVESTMENT
                                                   OBJECTIVES AND POLICIES
5.  Management of the Fund.........................MANAGEMENT
6.  Capital Stock and Other Securities.............CAPITAL STOCK; SHAREHOLDER
                                                   INQUIRIES; DIVIDENDS AND
                                                   CAPITAL GAINS DISTRIBUTIONS;
                                                   TAXATION
7.  Purchase of Securities Being Offered...........HOW TO BUY FUND SHARES;
                                                   VALUATION OF SECURITIES
8.  Redemption or Repurchase.......................REDEMPTION
9.  Pending Legal Proceedings......................None

PART B (STATEMENT OF ADDITIONAL INFORMATION) STATEMENT OF ADDITIONAL INFORMATION
                                                   HEADING
10.  Cover Page....................................COVER PAGE (no caption)
11.  Table of Contents.............................TABLE OF CONTENTS
12.  General Information and History...............ORGANIZATION AND
                                                   CLASSIFICATION
13.  Investment Objectives and Policies............INVESTMENT OBJECTIVES AND
                                                   POLICIES
14.  Management of the Fund........................DIRECTORS AND EXECUTIVE
                                                   OFFICERS
15.  Control Persons and Principal
     Holders of Securities.........................CAPITAL STOCK
16.  Investment Advisory and Other Services........INVESTMENT ADVISORY AND
                                                   OTHER SERVICES
17.  Brokerage Allocation..........................PORTFOLIO TRANSACTIONS AND
                                                   ALLOCATION OF BROKERAGE
18.  Capital Stock and Other Securities............CAPITAL STOCK

19.  Purchase, Redemption, and Pricing of
     Securities Being Offered......................COMPUTATION OF NET ASSET
                                                   VALUE AND PRICING; SPECIAL
                                                   PURCHASE PLANS; REDEMPTION
20.  Tax Status....................................TAXATION
21.  Underwriters..................................UNDERWRITER
22.  Calculations of Performance Data..............PERFORMANCE
23.  Financial Statements..........................FINANCIAL STATEMENTS

FORTIS
U.S. GOVERNMENT
SECURITIES
FUND

(An income fund
investing in
U.S. Government securities)


PROSPECTUS DATED
December 1, 1995



MAILING ADDRESS:           STREET ADDRESS:            TELEPHONE: (612) 738-4000
P.O. BOX 64284             500 BIELENBERG DRIVE       TOLL FREE
ST. PAUL                   WOODBURY                   1-(800) 800-2638
MINNESOTA 55164            MINNESOTA 55125            (X 3012)

Fortis U.S. Government Securities Fund (the "Fund") is a portfolio of Fortis Income Portfolios, Inc. ("Fortis Income"). The Fund's shares are of five classes (A, B, H, C, and E), each with different sales arrangements and expenses. This Prospectus concisely sets forth the information a prospective investor should know about the Fund before investing. Investors should retain this Prospectus for future reference. The Fund has filed a Statement of Additional Information (also dated December 1, 1995) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge from Fortis Investors, Inc. ("Investors") at the above mailing address of the Fund, and is incorporated by reference into this Prospectus in accordance with the Commission's rules. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                           PAGE
Class Shares............................................................     2
Summary of Fund Expenses................................................     3
Financial Highlights....................................................     4
Organization and Classification.........................................     5
Investment Objectives and Policies......................................     5
    - Short-Term Trading................................................     7
Management..............................................................     7
    - Board of Directors................................................     7
    - The Investment Adviser/Transfer Agent/Dividend Agent..............     7
    - The Underwriter and Distribution Expenses.........................     8
    - Fund Expenses.....................................................     8
    - Brokerage Allocation..............................................     8
Valuation of Securities.................................................     9
Capital Stock...........................................................     9
Dividends and Capital Gains Distributions...............................     9
Taxation................................................................     9
How To Buy Fund Shares..................................................     9
    - General Purchase Information......................................     9
    - Alternative Purchase Arrangements.................................    10
    - Class A and E Shares--Initial Sales Charge Alternative............    10
    - Class B and H Shares--Contingent Deferred Sales Charge
       Alternatives.....................................................    12
    - Class C Shares--Level Sales Charge Alternative....................    12
    - Special Purchase Plans for all Classes............................    13
Redemption..............................................................    13
    - Contingent Deferred Sales Charge..................................    14
Shareholder Inquiries...................................................    15
Systematic Investment Plan Authorization Agreement......................    16


No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Investors. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.
    [LOGO]

CLASS SHARES

The Fund offers investors the choice of five classes of shares with different sales charges and expenses. These alternatives permit choosing the most beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.

CLASS A AND E SHARES. Generally, an investor who purchases Class A and E shares pays a sales charge at the time of purchase. As a result, Class A and E shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which may be subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are also subject to an annual Rule 12b-1 fee of .25% of average daily net assets attributable to Class A shares. This fee is lower than the other classes having Rule 12b-1 fees (all but Class E) and therefore Class A shares have lower expenses and pay higher dividends. See "How to Buy Fund Shares--Class A Shares." Class E shares are not subject to a Rule 12b-1 fee and therefore have the lowest expenses and pay the highest dividends, but are only available to existing shareholders on November 13, 1994.

CLASS B AND H SHARES. The only difference between Class B and H shares is the percentage of dealer concession paid to dealers. This difference does not in any way affect the charges on an investor's shares. Class B and H shares both are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 4% if redeemed within two years of purchase, with declining charges for redemptions thereafter up to six years after purchase. Class B and H shares are also subject to a higher annual Rule 12b-1 fee than Class A shares--1.00% of the Fund's average daily net assets attributable to Class B or H shares, as applicable. However, after eight years, Class B and H shares automatically will be converted to Class A shares at no charge to the investor, resulting in a lower Rule 12b-1 fee thereafter. Class B and H shares provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A and E shares due to the higher Rule 12b-1 fee and any other class specific expenses. See "How to Buy Fund Shares--Class B and H Shares."


CLASS C SHARES. As with Class B and H shares, Class C shares: 1) are sold without an initial sales charge, but are subject to a contingent deferred sales charge; 2) are subject to the higher annual Rule 12b-1 fee of 1.00% of the Fund's average daily net assets attributable to Class C shares; and 3) provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A and E shares due to the higher Rule 12b-1 fee and any other class specific expenses. While Class C shares, unlike Classes B and H, do not convert to Class A shares, they are subject to a lower contingent deferred sales charge (1%) than Class B or H shares and do not have to be held for as long a time (one year) to avoid paying the contingent deferred sales charge. See "How to Buy Fund Shares--Class C Shares."


IN  SELECTING A PURCHASE  ALTERNATIVE, YOU SHOULD  CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge--if you are exempt from the sales charge, you must invest in Class A shares, (4) the various exchange privileges among the different classes of shares and (5) the fact that Class B and H shares automatically convert to Class A shares at varying periods of time after purchase.

SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

                                                                     CLASS A     CLASS B AND H     CLASS C       CLASS E
                                                                     SHARES         SHARES         SHARES         SHARES
                                                                  -------------  -------------  -------------  ------------
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price)................................................       4.50%*          0.00%**        0.00%**        4.50%
Maximum Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)..........           ***         4.00%          1.00%              ***

------------------------------
  *Since the Fund also pays an asset based sales charge, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD rules.
 **Class B, H and C shares are sold without a front end sales charge, but their contingent deferred sales charge and Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charges.
***A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A and E shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Buy Fund Shares--Class A and E Shares."

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)


                                                                                                        CLASS B
                                                                                              CLASS A    AND H    CLASS C   CLASS E
                                                                                              SHARES    SHARES    SHARES    SHARES
                                                                                              -------   -------   -------   -------
Management Fees.............................................................................    .71%      .71%      .71%      .71%
12b-1 fees..................................................................................    .25%     1.00%     1.00%       --%
Other Expenses..............................................................................    .08%      .08%      .08%      .08%
                                                                                              -------   -------   -------   -------
    TOTAL FUND OPERATING EXPENSES*..........................................................   1.04%     1.79%     1.79%      .79%

------------------------
*Total Fund Operating Expenses does not reflect the expense reimbursement of .02% (which expired June 1, 1995) for the fiscal year ended June 30, 1995.



The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For a more complete description of the various costs and expenses, see "Management" and "How to Buy Fund Shares."


EXAMPLE

You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period. This example includes conversion of Class B and H shares to Class A shares after eight years and a waiver of deferred sales charges on Class B and H shares of 10% of the amount invested. See "Contingent Deferred Sales Charge--Class B, H, and C Shares."


                                                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                              ------   -------   -------   --------
Class A Shares..............................................................................   $55       $77      $100       $166
Class B and H Shares........................................................................   $54       $83      $115       $191
Class C Shares..............................................................................   $28       $56      $ 97       $211
Class E Shares..............................................................................   $53       $69      $ 87       $138


Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:


                                                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                              ------   -------   -------   --------
Class B and H Shares........................................................................   $18       $56      $ 97       $191
Class C Shares..............................................................................   $18       $56      $ 97       $211


The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)



The information below has been derived from audited financial statements and should be read in conjunction with the financial statements of the Fund and independent auditors' report of KPMG Peat Marwick LLP found in its 1995 Annual Report to Shareholders.


-----------------------------------------------------------------------------------------------------
                                           CLASS E SHARES
                                                      SEVEN-MONTH
                                            YEAR        PERIOD
                                            ENDED        ENDED
                                          JULY 31,     JULY 31,          YEAR ENDED DECEMBER 31,
                                            1995        1994***       1993        1992        1991
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....  $   9.03     $   9.87     $   9.86    $  10.16    $   9.76
-----------------------------------------------------------------------------------------------------
Operations:
  Investment income--net................       .67          .42          .75         .84         .88
  Net realized and unrealized gains
   (losses) on investments..............      (.01)        (.84)         .05        (.30)        .41
-----------------------------------------------------------------------------------------------------
Total from operations...................       .66         (.42)         .80         .54        1.29
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income--net...........      (.67)        (.42)        (.75)       (.84)       (.89)
  From realized gains...................        --           --         (.04)         --          --
-----------------------------------------------------------------------------------------------------
Total distributions to shareholders.....      (.67)        (.42)        (.79)       (.84)       (.89)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period..........  $   9.02     $   9.03     $   9.87    $   9.86    $  10.16
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Return*...........................      7.71%       (4.29%)       8.31%       5.60%      13.90%
Net assets end of period (000s
 omitted)...............................  $470,597     $555,275     $641,977    $587,996    $452,222
Ratio of expenses to average daily net
 assets.................................       .77%         .77%**       .76%        .72%        .72%
Ratio of net investment income to
 average daily net assets...............      7.51%        7.72%**      7.43%       8.48%       8.88%
Portfolio turnover rate.................        76%          85%         157%        128%         95%
-----------------------------------------------------------------------------------------------------

----------------------------------------

                                            1990        1989        1988        1987        1986
----------------------------------------
Net asset value, beginning of period....  $   9.72    $   9.51    $   9.72    $  10.36    $ 10.16
----------------------------------------
Operations:
  Investment income--net................       .89         .92         .92         .89        .91
  Net realized and unrealized gains
   (losses) on investments..............       .06         .21        (.23)       (.54)       .29
----------------------------------------
Total from operations...................       .95        1.13         .69         .35       1.20
----------------------------------------
Distributions to shareholders:
  From investment income--net...........      (.91)       (.92)       (.90)       (.92)     (1.00)
  From realized gains...................        --          --       --           (.07)     --
----------------------------------------
Total distributions to shareholders.....      (.91)       (.92)       (.90)       (.99)     (1.00)
----------------------------------------
Net asset value, end of period..........  $   9.76    $   9.72    $   9.51    $   9.72    $ 10.36
----------------------------------------
----------------------------------------
Total Return*...........................     10.43%      12.48%       7.33%       3.69%     12.36%
Net assets end of period (000s
 omitted)...............................  $208,054    $121,271    $108,370    $106,259    $86,678
Ratio of expenses to average daily net
 assets.................................       .81%        .83%        .87%        .90%      1.00%
Ratio of net investment income to
 average daily net assets...............      9.37%       9.55%       9.39%       8.99%      8.70%
Portfolio turnover rate.................       118%        118%        109%        178%       147%
----------------------------------------



---------------------------------------------------------------------------------------------------------
                                                          EIGHT AND ONE-HALF MONTH PERIOD FROM INCEPTION
                                                                                OF
                                                          CLASS (NOVEMBER 14, 1994) THROUGH JULY 31, 1995
                                                           CLASS A      CLASS B      CLASS H     CLASS C
                                                           SHARES       SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................   $   8.63     $   8.63     $   8.63     $  8.63
---------------------------------------------------------------------------------------------------------
Operations:
  Investment income--net...............................        .46          .41          .41         .41
  Net realized and unrealized gains (losses)
   on investments......................................        .39          .39          .39         .38
---------------------------------------------------------------------------------------------------------
Total from operations..................................        .85          .80          .80         .79
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income--net..........................       (.46)        (.41)        (.41)       (.41)
  From realized gains..................................         --           --           --          --
---------------------------------------------------------------------------------------------------------
Total distributions to shareholders....................       (.46)        (.41)        (.41)       (.41)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period.........................   $   9.02     $   9.02     $   9.02     $  9.01
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total Return*..........................................      10.07%        9.47%        9.47%       9.35%
Net assets end of period (000s omitted)................   $  4,909     $    483     $  4,823     $   326
Ratio of expenses to average daily net assets..........       1.02%**      1.77%**      1.77%**     1.77%**
Ratio of net investment income to average daily net
 assets................................................       7.01%**      6.24%**      6.24%**     6.24%**
Portfolio turnover rate................................         76%          76%          76%         76%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


  * These  are  the   Fund's  total  returns   during  the  periods,   including
    reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 ** Annualized.
*** Effective July 31, 1994, the Fund changed its fiscal accounting and tax year-end to July 31 (previously December 31).

The Fund may advertise its "cumulative total return," "average annual total return," "systematic investment plan cumulative total return," and "systematic investment plan average annual total return." The Fund may advertise its "yield." When the Fund advertises its yield, it will also advertise its "average annual total return" for the most recent one, five, and ten year periods, along with other performance data. Performance figures are calculated separately for each class of shares, and figures for each class will be presented. The Fund may advertise its relative performance as compiled by outside organizations such as Lipper Analytical or Wiesenberger, or refer to publications which have mentioned the Fund, Advisers, or their personnel, and also may advertise other performance items as set forth in the Statement of Additional Information. The performance discussion required by the Securities and Exchange Commission is found in the Fund's Annual Report to Shareholders and will be made available without charge upon request.

ORGANIZATION AND CLASSIFICATION

The Fund is the only established series of Fortis Income. Fortis Income was incorporated under Minnesota law in 1972, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an "open-end diversified management investment company".

INVESTMENT OBJECTIVES AND POLICIES


The investment objective of the Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk. The Fund's investment objective and, except as otherwise noted, its investment policies, could be changed without shareholder approval. While no such change is contemplated, such a change could, of course, result in the Fund's objectives differing from those deemed appropriate by an investor at the time of his or her investment.


In pursuing its objective, the Fund's assets will be invested in securities issued, guaranteed, insured, or collateralized by the United States Government, its agencies, or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government), in repurchase agreements pertaining to such securities, and, with respect to no more than 5% of its assets, in other investment companies which invest in such securities.

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of securities, which differ in their interest rates, maturities, and dates of issuance. In addition to Treasury obligations, the Fund may invest in the following such securities: (1) obligations of United States government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; (2) obligations which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; (3) obligations which are supported by the credit of the government agency or instrumentality itself, such as securities of the Federal Home Loan Bank or the Federal National Mortgage Association; and (4) collateralized mortgage obligations ("CMOs") and multi-class pass-through securities. The Fund will invest in such securities which are not backed by the full faith and credit of the United States Treasury only when the credit risk with respect to the instrumentality or agency issuing such securities does not make the securities, in the judgment of the Fund's investment adviser, unsuitable investments for the Fund.

The Fund may invest up to 10% of its total assets (at the time of investment) in repurchase agreements maturing in more than seven days. This policy may not be changed without shareholder approval.

Market prices of the securities in which the Fund invests will fluctuate and will tend to vary inversely with changes in prevailing interest rates. If interest rates increase from the time a security is purchased, such security, if sold, might be sold at a price less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, such security, if sold, might be sold at a price greater than its purchase cost.


CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES. CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives".


In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

There are many classes of CMOs. There are IOs, which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities), ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

As to IOs, POs, inverse floaters, and accrual bonds, not more than 5% of the Fund's net assets will be invested in any one of these items at any one time, and no more than 10% of the net assets of the Fund will be invested in all such obligations at any one time.

Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Fund investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual or "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. (The settlement date for transactions made on a when-issued or delayed delivery basis will be within 120 days of the trade date.) At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a whenissued, delayed delivery or forward commitment basis while remaining substantially fully invested. No more than 20% of the Fund's net assets may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash, government securities, short-term (one year or less) high-grade securities, or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. The Fund will also earn income for having made the loan. Cash collateral pursuant to these loans may be invested in short-term (one year or less) high-grade securities or interest-bearing cash equivalents, but not in excess of 35% of the Fund's total assets. The Fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time such loan is made. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.) Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned.

SHORT-TERM TRADING

The Fund intends to use short-term trading of its securities as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the Fund primarily in two situations:

    (a) MARKET DEVELOPMENTS. A security may be sold to avoid depreciation in what the Fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) YIELD DISPARITIES. A security may be sold and another of comparable quality purchased at approximately the same time, in order to take advantage of what the Fund believes is a temporary disparity in the normal yield relationship between the two securities (a yield disparity).

The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis.

MANAGEMENT

BOARD OF DIRECTORS

Under Minnesota law, the Board of Directors of Fortis Income (the "Board of Directors") has overall responsibility for managing Fortis Income in good faith, in a manner reasonably believed to be in the best interests of Fortis Income, and with the care an ordinarily prudent person would exercise in similar circumstances. However, this management may be delegated.

The Articles of Incorporation of Fortis Income limit the liability of directors to the fullest extent permitted by law.

THE INVESTMENT ADVISER/TRANSFER AGENT/DIVIDEND AGENT

Fortis Advisers, Inc. ("Advisers") is the investment adviser, transfer agent, and dividend agent for the Fund. Advisers has been managing investment company portfolios since 1949, and is indirectly owned 50% by Fortis AMEV and 50% by Fortis AG, diversified financial services companies. In addition to providing investment advice, Advisers is responsible for management of Fortis Income's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Fund.


Howard G. Hudson, Christopher J. Woods, Maroun M. Hayek (all since August, 1995) and Dennis M. Ott (since 1985) manage the Fund.



Mr. Hudson, an Executive Vice President of Advisers and the head of Advisers' fixed income department, has been managing debt securities for Fortis, Inc. since 1991. Mr. Woods, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1993. Prior to that, Mr. Woods was the head of fixed income for The Police and Firemen's Disability and Pension Fund of Ohio in Columbus, OH. Mr. Hayek, a Vice President of Advisers, has been managing debt securities for Fortis, Inc.

since 1987. Messrs. Hudson, Woods, and Hayek are located at One Chase Manhattan Plaza, New York, NY 10005 and Mr. Ott is located at 5500 Wayzata Blvd., Golden Valley, MN 55416.


THE UNDERWRITER AND DISTRIBUTION EXPENSES


Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, is the Fund's underwriter. Investors' address is that of the Fund. Investors reserves the right to reject any purchase order. The following persons are affiliated with both Investors and the Fund: Dean C. Kopperud is a director and officer of both; Stephen M. Poling and Jon H. Nicholson are directors of Investors and officers of both; and Dennis M. Ott, James S. Byrd, Robert C. Lindberg, Keith R. Thomson, Larry A. Medin, John W. Norton, Anthony J. Rotondi, Robert W. Beltz, Jr., Thomas
D. Gualdoni, Richard P. Roche, John E. Hite, Carol M. Houghtby, Tamara L. Fagely, Thomas E. Erickson, and Gregory S. Swenson are officers of both.


Pursuant to a Plan of Distribution adopted by the Fund under Rule 12b-1 under the 1940 Act, the Fund is obligated to pay Investors an annual fee of .25% of average net assets attributable to the Fund's Class A shares and 1.00% of average net assets attributable to Class B, H, and C shares. While all of Class A's Rule 12b-1 fee constitutes a "distribution fee", only 75% of Class B, H, and C's fees constitute distribution fees.

The higher distribution fee attributable to Class B, H, and C shares is designed to permit an investor to purchase such shares through registered representatives of Investors and other broker-dealers without the assessment of an initial sales charge and at the same time to permit Investors to compensate its registered representatives and other broker-dealers in connection with the sale of such shares. The distribution fee for all classes may be used by Investors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such distribution fee may be used by
Investors: (a) to compensate broker-dealers, including Investors and its registered representatives, for their sale of Fund shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions, and (b) to pay other advertising and promotional expenses in connection with the distribution of Fund shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Investors and affiliated insurance companies; and compensation paid to and expenses incurred by officers, employees or representatives of Investors or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.


A portion of the Rule 12b-1 fee equal to .25% of the average net assets of the Fund attributable to the Class B, H, and C shares constitutes a shareholder servicing fee designed to compensate Investors for the provision of certain services to shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Investors may use the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such services.


Investors may also enter into sales or servicing agreements with certain institutions such as banks ("Service Organizations") which have purchased shares of the Fund for the accounts of their clients, or which have made Fund shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Investors, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. (If a bank were later prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing servicing of such shareholders would be sought.) In such event changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the Bank. (State securities laws on this issue may differ from the interpretations of Federal law expressed above and banks and other financial institutions may be required to register as dealers pursuant to state law.)

FUND EXPENSES


For the most recent fiscal period, the annualized ratio of the Fund's total operating expenses as a percentage of average daily net assets was as follows:



                                Class A -- 1.02%


                                Class B -- 1.77%


                                Class H -- 1.77%


                                Class C -- 1.77%


                                Class E -- 0.77%



Included in this total (for each Class) was the advisory fee paid to Advisers, which equaled .71% of the Fund's average daily net assets.


BROKERAGE ALLOCATION

Advisers may consider sales of shares of the Fund, and of other funds advised by Advisers, as a factor in the selection of broker-dealers to execute Fund securities transactions when it is believed that this can be done without causing the Fund to pay more in brokerage commissions than it would otherwise.

VALUATION OF SECURITIES


The Fund's net asset value per share is determined by dividing the value of the securities owned by the Fund, plus any cash or other assets, less all liabilities, by the number of the Fund's shares outstanding. The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. The net asset value of the Fund's shares is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open. If shares are purchased through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day.


Securities are generally valued at market value. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, or when restricted securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. Purchases and sales by the Fund after 2:00 P.M. Central Time normally are not recorded until the following day.

CAPITAL STOCK

The Fund currently offers its shares in five classes, each with different sales arrangements and bearing differing expenses. Class A, B, H, C, and E shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law. The Fund may offer additional classes of shares.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


The Fund currently declares dividends from net investment income on each day the Exchange is open (to shareholders of record as of 3:00 p.m., Central Time, the preceding business day) and pays dividends monthly. A shareholder will not be credited with a dividend until payment is received for the shares. Distributions of net realized capital gains are made annually. Distributions paid by the Fund with respect to all classes of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that the per share dividends on Class B, H, and C shares will be lower than those on Class A (which have lower Rule 12b-1 fees) and Class E shares (which do not have Rule 12b-1 fees and will therefore have the highest dividends).


Such dividends and capital gains distributions will be made in the form of additional Fund shares of the same class (at net asset value) unless the shareholder sends the Fund a written request that either or both be sent to the shareholder or reinvested (at net asset value) in shares of the same class of another Fortis fund.


Dividends will be reinvested monthly, on the last business day of each month, at the net asset value on that date. If they are to be reinvested in other Fortis funds, processing normally takes one business day.


TAXATION

The Fund will distribute substantially all of its net income and capital gains to its shareholders. Distributions from the Fund are taxable to shareholders, whether paid in cash or reinvested. Dividends paid from the net income of the Fund must be treated as ordinary income by its shareholders. Dividends paid from the Fund's net capital gains and designated in the shareholder's Annual Account Summary as long-term capital gain distributions are treated as long-term capital gains by shareholders, regardless of the length of time for which they have held their shares in the Fund.

Information about the tax status of each year's dividends and distributions will be mailed annually.

Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

HOW TO BUY FUND SHARES

GENERAL PURCHASE INFORMATION

MINIMUM AND MAXIMUM INVESTMENTS


A minimum initial investment of $500 normally is required. An exception to this minimum (except on telephone or wire orders) is the "Systematic Investment Plan" ($25 per month by "Pre-authorized Check Plan" or $50 per month on any other basis). The minimum subsequent investment normally is $50, again subject to the above exceptions.


While Class A and E shares have no maximum order, Class B and H shares have a $500,000 maximum and Class C shares have a $1,000,000 maximum. Orders greater than these limits will be treated as orders for Class A shares.

INVESTING BY TELEPHONE


Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. In addition, your check and the Account Application which accompanies this Prospectus must be promptly forwarded, so that Investors receives your check within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "CM-9651, St. Paul, MN 55170-9651". If you have a bank account authorization form on file, you may purchase $100 - $10,000 worth of Fund shares via telephone through the automated Fortis Information Line.


INVESTING BY WIRE

A shareholder having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares ($500 minimum) by requesting their banks to transmit immediately available funds (Federal Funds) by wire to:

First Bank National Association
ABA #091000022, credit account no: 1-702-2514-1341
Fortis Funds Purchase Account
For further credit to __________________________________________________________
                                        (name of client)
Fortis Account NBR _____________________________________________________________

Before making an initial investment by wire, your broker-dealer must first telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. In addition, the Account Application which accompanies this Prospectus must be promptly forwarded to Investors at the mailing address in the "Investing by Mail" section of this Prospectus. Additional investments may be made at any time by having your bank wire Federal Funds to the above address for credit to your account. Such investments may be made by wire even if the initial investment was by mail.

INVESTING BY MAIL (ADDRESS: CM-9614, ST. PAUL, MN 55170-9614)

The Account Application which accompanies this Prospectus must be completed, signed, and sent with a check or other negotiable bank draft, payable to "Fortis Funds." Additional purchases may be made at any time by mailing a check or other negotiable bank draft along with your confirmation stub. The account to which the subsequent purchase is to be credited should be identified as to the name(s) of the registered owner(s) and by account number.

ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers investors the choice between five classes of shares which offer differing sales charges and bear different expenses. These alternatives permit an investor to choose the more beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. The inside front cover of the Prospectus contains a summary of these alternative purchase arrangements. A broker-dealer may receive different levels of compensation depending on which class of shares is sold. Investors may also provide additional financial assistance not to exceed .5% of estimated sales for a particular period to dealers in connection with seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Fortis Funds, and other dealer-sponsored programs or events. Non-cash compensation will be provided to dealers and includes payment or reimbursement for conferences, sales or training programs for their employees, and travel expenses incurred in connection with trips taken by registered representatives to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

CLASS A AND E SHARES--INITIAL SALES CHARGE ALTERNATIVE

(Note: Class E shares are only available to existing shareholders on November 13, 1994.)

The public offering price of Class A and E Fund shares is determined once daily, by adding a sales charge to the net asset value per share of the shares next calculated after receipt of the purchase order. The sales charges and broker-dealer concessions, which vary with the size of the purchase, are shown in the following table. Additional compensation (as a percentage of sales charge) will be paid to a broker-dealer when its annual sales of Fortis funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000
(5%).

                                             SALES         SALES
                                           CHARGE AS     CHARGE AS
                                          PERCENTAGE    PERCENTAGE
                                            OF THE      OF THE NET      BROKER-
                                           OFFERING       AMOUNT        DEALER
AMOUNT OF SALE                               PRICE       INVESTED     CONCESSION
Less than $100,000......................     4.500%        4.712%        4.00%
$100,000 but less than $250,000.........     3.500%        3.627%        3.00%
$250,000 but less than $500,000.........     2.500%        2.564%        2.25%
$500,000 but less than $1,000,000.......     2.000%        2.041%        1.75%
$1,000,000 or more......................      -0-           -0-          1.00%

------------------------------
* The Fund imposes a contingent deferred sales charge in connection with certain
  purchases  of   Class  A   and   E  shares   of   $1,000,000  or   more.   See
  "Redemption--Contingent Deferred Sales Charge."

The above scale applies to purchases of Class A and E shares by the following:

    (1) Any individual, his or her spouse, and their children under the age of 21, and any of such persons' tax-qualified plans (provided there is only one participant);

    (2) A trustee or fiduciary of a single trust estate or single fiduciary account; and

    (3) Any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made by means which result in economy of sales effort or expense, whether the purchase is made through a central administration, through a single broker-dealer, or by other means. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

SPECIAL PURCHASE PLANS FOR CLASS A AND E SHARES


For information on any of the following special purchase or exchange plans applicable to Class A and E shares, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is the purchaser's obligation to notify his or her broker-dealer or sales representative about the purchaser's eligibility for any of the following special purchase or exchange plans.


RIGHT OF ACCUMULATION The preceding table's sales charge discount applies to the current purchase plus the net asset value of shares already owned of any Fortis fund having a sales charge.


STATEMENT OF INTENTION The preceding table's sales charge discount applies to an initial purchase of at least $1,000, with an intention to purchase the balance needed to qualify within 13 months--excluding shares purchased by reinvesting dividends or capital gains.


REINVESTED   DIVIDEND/CAPITAL   GAINS    DISTRIBUTIONS   BETWEEN   THE    FORTIS
FUNDS Shareholders of any fund may reinvest their dividend and/or capital gains distributions in any of such funds at net asset value.

CONVERSION FROM CLASS B OR H SHARES Class B or H shares will automatically be converted to Class A shares (at net asset value) after eight years.

EXEMPTIONS FROM SALES CHARGE:

    - Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

    - Fund    directors,    officers,    or   their    spouses    (or   such
      persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Representatives or employees (or their spouses)
      of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

    - Registered investment companies;

    - Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;

    - Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;



    - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;



    - Registered investment advisers, trust companies,
      and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested;



    - (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of the Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by the Fund;


    - Accounts which were in existence and entitled to purchase shares of Carnegie Government Securities Trust without a sales charge at the time of the effectiveness of the acquisition of its assets by the Fund.

RULE 12B-1 FEES (FOR CLASS A SHARES ONLY)

Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to such shares. The Rule 12b-1 fee will cause Class A shares to have a higher expense ratio and to pay lower dividends than Class E shares. For additional information, see "Management--The Underwriter and Distribution Expenses."

DEFERRED SALES CHARGES Although there is no initial sales charge on purchases of Class A and E shares of $1,000,000 or more, Investors pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares. If these shares are redeemed within two years, the redemption proceeds will be reduced by 1.00%. For additional information, see "Redemption--Contingent Deferred Sales Charge."

CLASS B AND H SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVES

The public offering price of Class B and H shares is the net asset value of the Fund's shares. Such shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of 4% will be imposed if shares are redeemed within two years of purchase, with lower CDSCs as follows if redemptions occur later:

                         3 years   --  3%
                         4 years   --  3%
                         5 years   --  2%
                         6 years   --  1%

For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class B and H shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of Class B and H shares, such as the payment of compensation to selected broker-dealers, and for selling such shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell such shares without deduction of a sales charge at the time of purchase. Although such shares are sold without an initial sales charge, Investors pays a dealer concession equal to: (1) 4.00% of the amount invested to broker-dealers who sell Class B shares at the time the shares are sold and an annual fee of .25% of the average daily net assets of the Fund attributable to such shares; or (2) 5.25% of the amount invested to broker-dealers who sell Class H shares at the time the shares are sold (with no annual fee). Under alternative (2), from time to time the dealer concession paid to broker-dealers who sell Class H shares may be increased up to 5.50%.

RULE 12B-1 FEES Class B and H shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to such shares. The higher Rule 12b-1 fee will cause Class B and H shares to have a higher expense ratio and to pay lower dividends than Class A and E shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

CONVERSION TO CLASS A SHARES Class B and H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. Each time any such shares in the shareholder's account convert to Class A, a proportionate amount of the Class B and H shares purchased through the reinvestment of dividends and other distributions paid on such shares will also convert to Class A.

CLASS C SHARES--LEVEL SALES CHARGE ALTERNATIVE

The public offering price of Class C shares is the net asset value of such shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, Investors pays a dealer concession equal to 1.00% of the amount invested to broker-dealers who sell Class C shares at the time the shares are sold and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

RULE 12B-1 FEES. Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to such shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A and E shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

SPECIAL PURCHASE PLANS FOR ALL CLASSES

TAX SHELTERED RETIREMENT PLANS Individual Retirement Accounts ("IRAs"), Keogh, Pension, Profit Sharing, and 403(b) accounts are available.

GIFTS OR TRANSFERS TO MINOR CHILDREN Adults can make an irrevocable gift or transfer of up to $10,000 annually per child ($20,000 for married couples) to as many children as they choose without having to file a Federal gift tax return.


SYSTEMATIC INVESTMENT PLAN Voluntary $25 or more per month purchases by automatic financial institution transfers (see Systematic Investment Plan Authorization Agreement in this Prospectus) or $50 or more per month by any other means enable an investor to lower his or her average cost per share through the principle of "dollar cost averaging." Any plan involving systematic purchases may, at Advisers' option, result in transactions under such plan being confirmed to the investor quarterly, rather than as a separate notice following the transaction.



EXCHANGE PRIVILEGE Except for Class E shares, Fund shares may be exchanged among other funds of the same class managed by Advisers without payment of an exchange fee or additional sales charge. Similarly, shareholders of other Fortis funds may exchange their shares for Fund shares of the same class (at net asset value if the shares to be exchanged have already been subject to a sales charge). Also, holders of Class E shares of Fortis Tax-Free Portfolios (which also have a front-end sales charge) may exchange their shares for Class A Fund shares and holders of Fortis Money Fund Class A shares may exchange their shares for any class of Fund shares (at net asset value and only into Class A if the shares have already incurred a sales charge). Finally, holders of Fund Class E shares who exchange such shares for Class A shares of another Fortis fund may re-exchange such Class A shares for Fund Class E shares. A shareholder initiates an exchange by writing to or telephoning his or her broker-dealer, sales representative, or the Fund regarding the shares to be exchanged. Telephone exchanges will be permitted only if the shareholder completes and returns the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Fund by telephone. Consequently, a telephone exchange may be difficult to implement at those times. (See "Redemption".) Shareholders may also use the automated Fortis Information Line for exchanges of $100 - $100,000 worth of shares.


Advisers reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose charges upon--the exchange and/or telephone transfer privileges, all with 30 days notice to shareholders.

REDEMPTION

Registered holders of Fund shares may redeem their shares without any charge (except any applicable contingent deferred sales charge) at the per share net asset value next determined following receipt by the Fund of a written redemption request in proper form (and a properly endorsed stock certificate if one has been issued). However, if shares are redeemed through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day. Some broker-dealers may charge a fee to process redemptions.

Any certificates should be sent to the Fund by certified mail. Share certificates and/or stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. If the redemption proceeds are to be paid to the registered holder and sent to the address of record, normally no signature guarantee is required unless Advisers does not have the shareholder's signature on file and the redemption proceeds are greater than $25,000. However, for example, if the redemption proceeds are to be paid to someone other than the registered holder, sent to a different address, or the shares are to be transferred, the owner's signature must be guaranteed by a bank, broker (including government or municipal), dealer (including government or municipal), credit union, national securities exchange, registered securities association, clearing agency, or savings association.

Class A shares may be registered in broker-dealer "street name accounts" only if the broker-dealer has a selling agreement with Investors. In such cases, instructions from the broker-dealer are required to redeem shares or transfer ownership and transfer to another broker-dealer requires the new broker-dealer to also have a selling agreement with Investors. If the proposed new broker-dealer does not have a selling agreement with Investors, the shareholder can, of course, leave the shares under the original street name account or have the broker-dealer transfer ownership to the shareholder's name.

Broker-dealers having a sales agreement with Investors may orally place a redemption order, but proceeds will not be released until the appropriate written materials are received.


An individual shareholder (or in the case of multiple owners, any shareholder) may orally redeem up to $25,000 worth of their shares, provided that the account is not a tax-qualified plan, the check will be sent to the address of record, and the address of record has not changed for at least 30 days. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Fund by telephone. Consequently, a telephone redemption may be difficult to implement at those times. If a shareholder is unable to reach the Fund by telephone, written instructions should be sent. Advisers reserves the right to modify, condition, terminate, or impose charges upon this telephone redemption privilege, with 30 days notice to shareholders. Advisers, Investors, and the Fund will not be responsible for, and the shareholder will bear the risk of loss from, oral instructions, including fraudulent instructions, which are reasonably believed to be genuine. The telephone redemption procedure is automatically available to shareholders. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund's procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction. Shareholders may also use the automated Fortis Information Line for redemptions of $500 - $25,000 on non-tax qualified accounts. The security measures for automated telephone redemptions involve use of a personal identification number and providing written confirmation of the transaction.



Payment will be made as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if shares subject to the redemption request were recently purchased with non-guaranteed funds (e.g., personal check), the mailing of your redemption check may be delayed by fifteen days. A shareholder wishing to avoid these delays should consider the wire purchase method described under "How to Buy Fund Shares."


Employees of certain Texas public educational institutions who direct investment in Fund shares under their State of Texas Optional Retirement Plan generally must obtain the prior written consent of their authorized employer representative in order to redeem.

The Fund has the right to redeem accounts with a current value of less than $500 unless the original purchase price of the remaining shares (including sales commissions) was at least $500. Fund shareholders actively participating in the Fund's Systematic Investment Plan or Group Systematic Investment Plan will not have their accounts redeemed. Before redeeming an account, the Fund will mail to the shareholder a notice of its intention to redeem, which will give the shareholder an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed. Any redemption in an account established with the minimum initial investment of $500 may trigger this redemption procedure.


The Fund has a "Systematic Withdrawal Plan," which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually, or annually. Deferred sales charges may apply to monthly redemptions. Such plans may, at Advisers' option, result in transactions being confirmed to the investor quarterly, rather than as a separate notice following the transaction.


There is also a "Reinvestment Privilege," which is a one-time opportunity to reinvest sums redeemed within the prior 60 days without payment of an additional sales charge. For further information about these plans, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGE

CLASS A AND E SHARES


The Fund imposes a contingent deferred sales charge ("CDSC") on Class A and E shares in certain circumstances. Under the CDSC arrangement, for sales of shares of $1,000,000 or more (including right of accumulation and statements of intention (see ' 'How to Buy Fund Shares--Special Purchase Plans")), the front-end sales charge ("FESC") will no longer be imposed (although Investors intends to pay its registered representatives and other dealers that sell Fund shares, out of its own assets, a fee of up to 1% of the offering price of such sales except on purchases exempt from the FESC). However, if such shares are redeemed within two years after their purchase date (the "CDSC Period"), the redemption proceeds will be reduced by the 1.00% CDSC.


The CDSC will be applied to the lesser of (a) the net asset value of shares subject to the CDSC at the time of purchase, or (b) the net asset value of such shares at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. The CDSC will not be applied to shares acquired through reinvestment of income dividends or capital gain distributions or shares held for longer than the applicable CDSC Period. In determining which shares to redeem, unless instructed otherwise, shares that are not subject to the CDSC and having a higher Rule 12b-1 fee will be redeemed first, shares not subject to the CDSC having a lower Rule 12b-1 fee will be redeemed next, and shares subject to the CDSC then will be redeemed in the order purchased.


The Fund will waive the CDSC in the event of a shareholder's death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund), and for tax-qualified retirement plans (excluding IRAs, SEPS, 403(b) plans, and 457 plans). Shares of the Fund that are acquired in exchange for shares of another Fortis Fund that were subject to a CDSC will remain subject to the CDSC that applied to the shares of the other Fortis Fund. Additionally, the CDSC will not be imposed at the time that Fund shares subject to the CDSC are exchanged for shares of Fortis Money Fund or at the time such Fortis Money Fund shares are reexchanged for shares of any Fortis Fund subject to a CDSC; provided, however, that, in each such case, the shares acquired will remain subject to the CDSC if redeemed within the CDSC Period.


Investors, upon notification, will provide a PRO RATA refund of any CDSC paid in connection with a redemption of shares of any Fortis Fund (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the Fund. Any reinvestment within 60 days of a redemption on which the CDSC was paid will be made without the imposition of a FESC. Such reinvestment will be subject to the same CDSC to which such amount was subject prior to the redemption, but the CDSC Period will run from the original investment date.

CLASS B, H, AND C SHARES

The CDSC on Class B, H, and C shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC Period.

Upon any request for redemption of shares of any class of shares that imposes a CDSC, it will be assumed, unless otherwise requested, that shares subject to no CDSC will be redeemed first in the order purchased and all remaining shares that are subject to a CDSC will be redeemed in the order purchased. With respect to the redemption of shares subject to no CDSC where the shareholder owns more than one class of shares, those shares with the highest Rule 12b-1 fee will be redeemed in full prior to any redemption of shares with a lower Rule 12b-1 fee.


The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund); (3) with respect to Class B and H shares only, an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases; and (4) with respect to Class B, H, and C shares, qualified plan benefit distributions due to participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon the Fund's receipt from the plan's administrator or trustee of written instructions detailing the reason for the distribution.


As an illustration of CDSC calculations, assume that Shareholder X purchases on Year 1/Day 1 100 shares at $10 per share. Assume further that, on Year 2/Day 1, Shareholder X purchased an additional 100 shares at $12 per share. Finally, assume that, on Year 3/Day 1, Shareholder X wishes to redeem shares worth
$1,300, and that the net asset value per share as of the close of business on such day is $13. To effect Shareholder X's redemption request, 100 shares at $13 per share (totaling $1,300) would be redeemed. The CDSC would be waived in connection with the redemption of that number of shares equal in value (at the time of redemption) to $220 (10% of $1,000--the purchase amount of the shares purchased by Shareholder X on Year 1/Day 1--plus 10% of $1200--the purchase amount of the shares purchased by Shareholder X on Year 2/Day 1.) In addition, no CDSC would apply to the $400 in capital appreciation on Shareholder X's shares ($2,600 Year 3 value minus $2,200 purchase cost of shares).

If a shareholder exchanges shares subject to a CDSC for Class B, H, or C shares of a different Fortis Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC Period and applying the CDSC.

Investors, upon notification, will provide, out of its own assets, a PRO RATA refund of any CDSC paid in connection with a redemption of Class B, H, or C shares of any Fund (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Fortis Funds. Any reinvestment within 60 days of a redemption to which the CDSC was paid will be made without the imposition of a front-end sales charge but will be subject to the same CDSC to which such amount was subject prior to the redemption. The CDSC Period will run from the original investment date.

SHAREHOLDER INQUIRIES


Inquiries should be directed to your broker-dealer or sales representative, or to the Fund at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

                                                    FORTIS-Registered Trademark-
                FORTIS MUTUAL FUND                  Mail to:
          AUTOMATED CLEARING HOUSE (ACH)            FORTIS MUTUAL FUNDS
             AUTHORIZATION AGREEMENT                P.O. Box 64284
                                                    St. Paul, MN 55164

Please complete each section  below to establish ACH  capability to your  Fortis
Mutual   Fund  Account.  For  personal  service,  please  call  your  investment professional or Fortis at (800) 800-2638, Ext. 3012.


________________________________________________________________________________

 1    FORTIS ACCOUNT INFORMATION

________________________________________________________________________________


Account Registration:


________________________________________________________________________________
Owner (Individual, 1st Joint Tenant, Custodian, Trustee)


________________________________________________________________________________
Owner (2nd Joint Tenant, Minor, Trust Name)


________________________________________________________________________________
Additional Information, if needed


________________________________________________________________________________
Street address


________________________________________________________________________________
City                                               State            Zip


________________________________________________________________________________
Social Security number (Taxpayer I.D.)


Account # ______________________________________________________________________



                 Fund:                          Class:
Advantage Asset Allocation                / / A      / / B     / / C       / / H
Advantage Capital Appreciation            / / A      / / B     / / C       / / H
Advantage Gov't Total Return              / / A      / / B     / / C       / / H
Advantage High Yield                      / / A      / / B     / / C       / / H
Capital                                   / / A      / / B     / / C       / / H
Fiduciary                                 / / A      / / B     / / C       / / H
Global Growth                             / / A      / / B     / / C       / / H
Growth                                    / / A      / / B     / / C       / / H
Money                                     / / A      / / B     / / C       / / H
Tax-Free Minnesota                        / / A      / / B     / / C       / / H
Tax-Free National                         / / A      / / B     / / C       / / H
Tax-Free New York                         / / A      / / B     / / C       / / H
U.S. Government Securities                / / A      / / B     / / C       / / H
Other                                     / / A      / / B     / / C       / / H



________________________________________________________________________________

 2    BANK/FINANCIAL INSTITUTION INFORMATION

________________________________________________________________________________


PLAN TYPE:          / / New Plan          / / Bank Change

ACCOUNT TYPE:       / /Checking           / /Savings
                      (must attach a        (must attach a
                      voided check)         deposit slip)




________________________________________________________________________________
Transit Number



________________________________________________________________________________
Bank Account Number



________________________________________________________________________________
Account Owner (if other than name of Depositor)



________________________________________________________________________________
Depositor's Daytime Phone Number



CLEARLY PRINT THE BANK/FINANCIAL INSTITUTION'S NAME AND ADDRESS BELOW:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


________________________________________________________________________________
Signature of Depositor                                          Date



________________________________________________________________________________
Signature of Joint-Depositor                                    Date

________________________________________________________________________________

 3    SELECT OPTION

________________________________________________________________________________


I.    INVESTMENT OPTION(S)
      A.    / /   Invest via FORTIS INFORMATION LINE by
                  phone (minimum $25, maximum $10,000)
                  Please allow up to four business days for deposit
                  into Fortis Funds. Transactions after 3:00 p.m.
                  (CST) will be processed the following business
                  day.
      B.    / /   Systematic Investment Plan
                  / / New Plan
                  / / Change Plan
      I request Fortis Financial Group (FFG) to obtain payment of sums becoming due the company by charging my account in the form of electronic debit entries. I request and authorize the financial institution named to accept, honor and charge those entries to my account. Please allow 30 days for collected funds to be available in your Fortis account.
      Draft Date (1-26 only):
      Amount per Fund (Min. $25):
      Beginning Draft Month:

II.   WITHDRAWAL OPTION(S)
      (Please consult your financial or tax adviser before electing a systematic withdrawal plan)
      A.    / /   Cash Dividends
      B.    / /   Redeem via FORTIS INFORMATION LINE by
                  phone (minimum $100, maximum $25,000)
      Please allow up to four business days for withdrawal to credit your bank account. Transactions after 3:00 p.m. (CST) will be processed the following business day.
      C.    / /   Systematic Withdrawal Plan
                  / / New Plan
                  / / Change Plan
      I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. I request and authorize the financial institution to accept, honor and credit those entries to my account.
      Withdrawal Date (1-26 only):
      Amount per Fund (Min. $25):
      Beginning Withdrawal Month:



________________________________________________________________________________

 4    SIGNATURES

________________________________________________________________________________


Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.



This authorization will remain in effect until I notify FFG. I hereby terminate any prior Authorization of FFG to initiate charges to this account. I understand that any returned item or redemption of the entire account may result in termination of my Automated Clearing House agreement. This authorization will become effective upon acceptance by FFG at its home office.



Authorized Signature(s)



X ______________________________________________________________________________


   Owner, Custodian, Trustee                                Date



X ______________________________________________________________________________


   Joint Owner, Trustee                                     Date



FORTIS-Registered Trademark-
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; (member SIPC)
P.O. Box 64284
St. Paul, MN 55164
(800) 800-2638



             Attach additional information if more space is needed.


98049 (7/95)

PROSPECTUS


DECEMBER 1, 1995


FORTIS U.S. GOVERNMENT
SECURITIES FUND

MAXIMUM TOTAL RETURN (FROM CURRENT
INCOME AND CAPITAL APPRECIATION), WHILE
PROVIDING HIGH CURRENT INCOME CONSISTENT
WITH PRUDENT INVESTMENT RISK



95230 (REV. 12/95)


UVW-Registered Trademark-

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

          BULK RATE
         U.S. POSTAGE
             PAID
       PERMIT NO. 3794
       MINNEAPOLIS, MN

                     FORTIS U.S. GOVERNMENT SECURITIES FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 1995



Fortis U.S. Government Securities Fund (the "Fund") is a portfolio of Fortis Income Portfolios, Inc. ("Fortis Income"). This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the Fund Prospectus dated December 1, 1995. A copy of that prospectus may be obtained from your broker-dealer or sales representative. The address of Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164.
Telephone: (612) 738-4000. Toll Free 1-(800) 800-2638.


No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Investors. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

TABLE OF CONTENTS

                                                              PAGE
ORGANIZATION AND CLASSIFICATION.............................   24
INVESTMENT OBJECTIVES AND POLICIES..........................   24
    - Mortgage-backed Securities............................   24
    - Investment Restrictions...............................   25
DIRECTORS AND EXECUTIVE OFFICERS............................   26
INVESTMENT ADVISORY AND OTHER SERVICES......................   29
    - General...............................................   29
    - Control and Management of Advisers and Investors......   30
    - Investment Advisory and Management Agreement..........   30
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE..........   31
CAPITAL STOCK...............................................   32
COMPUTATION OF NET ASSET VALUE AND PRICING..................   33
SPECIAL PURCHASE PLANS......................................   34
    - Statement of Intention................................   34
    - Tax Sheltered Retirement Plans........................   34
    - Gifts or Transfers to Minor Children..................   36
    - Systematic Investment Plan............................   36
    - Exchange Privilege....................................   37
    - Reinvested Dividend/Capital Gains Distributions
      between Fortis Funds..................................   37
    - Purchases by Fortis Income Directors or Officers......   37
    - Purchases by Fortis, Inc. (or its Subsidiaries) or
      Associated Persons....................................   37
    - Purchases by Representatives or Employees of
      Broker-Dealers........................................   37
    - Purchases by Certain Retirement Plans.................   37
    - Purchases by Registered Investment Companies..........   37

                                                              PAGE
    - Purchases with Proceeds from Redemption of Unrelated
      Mutual Fund Shares or Surrender of Certain Fixed
      Annuity Contracts.....................................   37
    - Purchases by Employees of Certain Banks and Other
      Financial Services Firms..............................   37
    - Purchases by Commercial Banks Offering Self-Directed
      401(k) Programs Containing both Pooled and Individual
      Investment Options....................................   37
    - Purchases by Investment Advisers, Trust Companies, and
      Bank Trust Departments Exercising Discretionary
      Investment Authority or Using a Money
      Management/Mutual Fund "Wrap" Program.................   38
    - Purchases by Certain Persons Associated with the
      Pathfinder Fund.......................................   38
    - Purchases by Certain Carnegie Intermediate Government
      Series (of Carnegie Government Securities Trust)
      Accounts..............................................   38
REDEMPTION..................................................   38
    - Systematic Withdrawal Plan............................   38
    - Reinvestment Privilege................................   39
TAXATION....................................................   39
UNDERWRITER.................................................   40
PLAN OF DISTRIBUTION........................................   40
PERFORMANCE.................................................   41
FINANCIAL STATEMENTS........................................   48
CUSTODIAN; COUNSEL; ACCOUNTANTS.............................   48
LIMITATION OF DIRECTOR LIABILITY............................   48
ADDITIONAL INFORMATION......................................   48

ORGANIZATION AND CLASSIFICATION

Fortis Income was originally organized as a "non-series" investment company. On January 31, 1992, the Fund was reorganized as a "series" fund and its name was changed from AMEV U.S. Government Securities Fund, Inc. to Fortis Income Portfolios, Inc. ("Fortis Income"). The Fund became a portfolio of Fortis Income. Fortis Income may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of Fortis Income's common stock.

An investment company is an arrangement by which a number of persons invest in a company that in turn invests in securities of other companies. The Fund operates as an "open-end" investment company because it generally must redeem an investor's shares upon request. The Fund operates as a "diversified" investment company because it offers investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of companies in various industries. However, diversification cannot eliminate such risks.

INVESTMENT OBJECTIVES AND POLICIES


The investment objective of the Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk.



The Fund will operate as a "diversified" investment company as defined under the Investment Company Act of 1940 (the "1940 Act"), which means that it must meet the following requirements:


        At least 75% of the value of its total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.


Portfolio turnover, as described in the Prospectus, is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly portfolio value, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if all of the Fund's portfolio securities were replaced within one year. The Fund's portfolio turnover rates for the fiscal year ended July 31, 1995 and the seven-month fiscal period ended July 31, 1994, were 76% and 85%, respectively.


As noted in the Prospectus, the Fund may invest in repurchase agreements ("repos"). Repos are short-term instruments under which securities are purchased from a bank or a securities dealer with an agreement by the seller to repurchase the securities at a mutually agreeable date, interest rate, and price. In investing in repos, the Fund's risk is limited to the ability of such seller to pay the agreed upon amount at the maturity of the repo. In the opinion of Advisers, such risk is not material, since in the event of default, barring extraordinary circumstances, the Fund would be entitled to sell the underlying securities or otherwise receive adequate protection under Federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default were less than the repurchase price, the Fund could suffer a loss.

MORTGAGE-BACKED SECURITIES

Consistent with the Fund's investment objective and policies set forth in the Prospectus, and the investment restrictions set forth below, the Fund may invest in certain types of mortgage-backed securities. One type of mortgage-backed security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental organizations. These securities provide a monthly payment which consists of both interest and principal payment, which are in effect a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Other governmental (but not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and Federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the United States Government.

If mortgage interest rates decrease, the value of the Fund's securities generally will increase, however it is anticipated that the average life of the mortgages in the pool will decrease--as borrowers refinance and prepay mortgages in order to take advantage of lower rates. The proceeds to the Fund from such prepayments will have to be invested at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the Fund's securities generally will decrease, while it is anticipated that borrowers will not refinance and therefore the average life of the mortgages in the pool will be longer.

INVESTMENT RESTRICTIONS


The following investment restrictions are deemed fundamental policies. They may be changed only by the vote of a "majority" of the Fund's outstanding shares, which as used in this Statement of Additional Information, means the lesser of
(i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares.


The Fund will not:

        (1) Issue any senior securities (as defined in the Investment Company Act of 1940, as amended).

        (2) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

        (3) Mortgage, pledge, or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. In order to comply with certain state statutes or investment restrictions, the Fund will not, as a matter of operating policy, pledge, mortgage, or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares.

        (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

        (5) Purchase or sell real estate.

        (6) Purchase or sell commodities or commodity contracts.

        (7) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to securities issued, guaranteed, insured, or collateralized by the United States Government or its agencies or instrumentalities.


        (8) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 5% of the outstanding securities of such issuer, together owned beneficially more than 5% of such outstanding securities.


        (9) Make loans to other persons except for the entering into of repurchase agreements and except that the Fund may lend its portfolio securities if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents, and provided further that such loans may not be made if as a result the aggregate of such loans would exceed fifty percent of the value of the Fund's total assets [excluding collateral securing such loans] taken at current value. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan. Fund assets may be invested in repurchase agreements in connection with interest bearing debt securities which may otherwise be purchased by the Fund, provided that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

        (10) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

        (11) Participate on a joint or a joint and several basis in any securities trading account.

        (12) Invest in puts, calls, or combinations thereof.

        (13) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

        (14) Purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock.


The following investment restrictions may be changed without shareholder approval.


The Fund will not:

        (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. (Although the Fund indirectly absorbs its prorata share of the other investment companies' expenses through the yield received on these securities, management believes the yield and liquidity features of these securities to, at times, be more beneficial to the Fund than other types of short-term securities and that the indirect absorption of these expenses has a de minimis effect on the Fund's return.)

        (2) Invest more than 15% of its net assets in illiquid securities.

        (3) Invest, with respect to collateral obtained in lending portfolio securities, more than 35% of its total assets in short-term (one year or less) high-grade securities.


        (4) Invest more than 5% of the Fund's net assets in IOs, POs, inverse floaters, and accrual bonds at any one time, and no more than 10% of the net assets of the Fund will be invested in all such obligations at any one time.



        (5) Invest more than 20% of the Fund's net assets may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).



Pursuant to requirements of the Texas Securities Board, the Fund will not invest in oil, gas, and other mineral leases, nor more than 5% of its net assets, valued at the lower of cost or market, in warrants; nor, within such amount, invest more than 2% of such net assets in warrants not listed on the New York Stock Exchange or American Stock Exchange. Warrants attached to securities or acquired in units are excepted from the above limitations.



Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.


DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses, principal occupations, and other affiliations of directors and executive officers of Fortis Income are given below:


                               POSITION WITH               PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
       NAME & ADDRESS            THE FUND               "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
----------------------------  ---------------  ------------------------------------------------------------------
Richard W. Cutting            Director         Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York
Allen R. Freedman*            Director         Chairman and Chief Executive Officer of Fortis, Inc.; a Managing
One Chase Manhattan Plaza                      Director of Fortis International, N. V.
New York, New York

                               POSITION WITH               PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
       NAME & ADDRESS            THE FUND               "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
----------------------------  ---------------  ------------------------------------------------------------------
Dr. Robert M. Gavin           Director         President, Macalester College.
1600 Grand Avenue
St. Paul, Minnesota
Benjamin S. Jaffray           Director         Chairman of the Sheffield Group, Ltd., a financial consulting
4040 IDS Center                                group.
Minneapolis, Minnesota
Jean L. King                  Director         President, Communi-King, a communications consulting firm.
12 Evergreen Lane
St. Paul, Minnesota
Dean C. Kopperud*             President and    Chief Executive Officer and a Director of Advisers, President and
500 Bielenberg Drive          Director         a Director of Investors, and Senior Vice President and a Director
Woodbury, Minnesota                            of Fortis Benefits Insurance Company and Time Insurance Company.
Edward M. Mahoney             Director         Retired; prior to December, 1994, Chairman and Chief Executive
2760 Pheasant Road                             Officer and a Director of Advisers and Investors, Senior Vice
Excelsior, Minnesota                           President and a Director of Fortis Benefits Insurance Company, and
                                               Senior Vice President of Time Insurance Company.
Robb L. Prince                Director         Retired; prior to July, 1995, Vice President and Treasurer,
5108 Duggan Plaza                              Jostens, Inc., a producer of products and services for the youth,
Edina, Minnesota                               education, sports award, and recognition markets.
Leonard J. Santow             Director         Principal, Griggs & Santow, Incorporated, economic and financial
75 Wall Street                                 consultants.
21st Floor
New York, New York
Joseph M. Wikler              Director         Investment consultant and private investor; prior to January,
12520 Davan Drive                              1994, Director of Research, Chief Investment Officer, Principal,
Silver Spring, Maryland                        and a Director, The Rothschild Co., Baltimore, Maryland. The
                                               Rothschild Co. is an investment advisory firm.
Gary N. Yalen                 Vice President   President and Chief Investment Officer of Advisers (since August,
One Chase Manhattan Plaza                      1995) and Fortis Asset Management, a division of Fortis, Inc., New
New York, New York                             York, NY, and Senior Vice President, Investments, Fortis, Inc.
Howard G. Hudson              Vice President   Executive Vice President of Advisers (since August, 1995) and
One Chase Manhattan Plaza                      Senior Vice President, Fixed Income, Fortis Asset Management;
New York, New York                             prior to February, 1991, Senior Vice President, Fairfield
                                               Research, New Canaan, CT.
Stephen M. Poling             Vice President   Executive Vice President and Director of Advisers and Investors.
5500 Wayzata Boulevard
Golden Valley, Minnesota
Dennis M. Ott                 Vice President   Senior Vice President of Advisers and Investors.
5500 Wayzata Boulevard
Golden Valley, Minnesota
James S. Byrd                 Vice President   Vice President of Advisers and Investors; prior to March, 1991,
5500 Wayzata Boulevard                         Senior Vice President, Templeton Investment Counsel, Inc., Fort
Golden Valley, Minnesota                       Lauderdale, Florida.
Nicholas L. M. dePeyster      Vice President   Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                      President, Equities, Fortis Asset Management; prior to July, 1991,
New York, New York                             Research Associate, Smith Barney, Inc., New York, NY.

                               POSITION WITH               PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
       NAME & ADDRESS            THE FUND               "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
----------------------------  ---------------  ------------------------------------------------------------------
Charles J. Dudley             Vice President   Vice President of Advisers and Fortis Asset Management; prior to
One Chase Manhattan Plaza                      August, 1995, Senior Vice President, Sun America Asset Management,
New York, New York                             Los Angeles, CA.
Maroun M. Hayek               Vice President   Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                      President, Fixed Income, Fortis Asset Management.
New York, New York
Robert C. Lindberg            Vice President   Vice President of Advisers and Investors; prior to July, 1993,
One Chase Manhattan Plaza                      Vice President, Portfolio Manager, and Chief Securities Trader,
New York, New York                             COMERICA, Inc., Detroit, Michigan. COMERCA, Inc. is a bank.
Kevin J. Michels              Vice President   Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                      President, Administration, Fortis Asset Management.
New York, New York
Fred Obser                    Vice President   Vice President of Advisers (since August, 1995) and Senior Vice
One Chase Manhattan Plaza                      President, Equities, Fortis Asset Management.
New York, New York
Stephen M. Richert            Vice President   Vice President of Advisers (since August, 1995) and Corporate Bond
One Chase Manhattan Plaza                      Analyst, Fortis Asset Management; from August, 1993 to April,
New York, New York                             1994, Corporate Bond Analyst, Dillon, Read & Co., Inc., New York,
                                               NY; prior to June, 1992, Corporate Bond Analyst, Western Asset
                                               Management, Los Angeles, CA.
Keith R. Thomson              Vice President   Vice President of Advisers and Investors.
5500 Wayzata Boulevard
Golden Valley, Minnesota
Christopher J. Woods          Vice President   Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                      President, Fixed Income, Fortis Asset Management; prior to
New York, New York                             November, 1992, Head of Fixed Income, The Police and Firemen's
                                               Disability and Pension Fund of Ohio, Columbus, OH.
Robert W. Beltz, Jr.          Vice President   Vice President--Mutual Fund Operations of Advisers and Investors.
500 Bielenberg Drive
Woodbury, Minnesota
Larry A. Medin                Vice President   Senior Vice President--Sales of Advisers and Investors; from
500 Bielenberg Drive                           August 1992 to November 1994, Senior Vice President, Western
Woodbury, Minnesota                            Divisional Officer of Colonial Investment Services, Inc., Boston,
                                               Massachusetts; from June 1991 to August 1992, Regional Vice
                                               President, Western Divisional Officer of Alliance Capital
                                               Management, New York, New York; prior to June 1991, Senior Vice
                                               President, National Sales Director, Met Life State Street
                                               Investment Services, Inc.
Anthony J. Rotondi            Vice President   Senior Vice President of Advisers; from January, 1993 to August,
500 Bielenberg Drive                           1995, Senior Vice President, Operations, Fortis Benefits Insurance
Woodbury, Minnesota                            Company; prior to January, 1993, Senior Vice President,
                                               Information Technology, Fortis, Inc.
Thomas D. Gualdoni            Vice President   Vice President of Advisers, Investors, and Fortis Benefits
500 Bielenberg Drive                           Insurance Company.
Woodbury, Minnesota

                               POSITION WITH               PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
       NAME & ADDRESS            THE FUND               "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
----------------------------  ---------------  ------------------------------------------------------------------
John W. Norton                Vice President   Senior Vice President, General Counsel, and Secretary of Advisers
500 Bielenberg Drive                           and Investors; since January, 1993, Senior Vice President and
Woodbury, Minnesota                            General Counsel, Life and Investment Products, Fortis Benefits
                                               Insurance Company and Vice President and General Counsel, Life and
                                               Investment Products, Time Insurance Company.
Jon H. Nicholson              Vice President   Vice President--Marketing and Product Development of Fortis
500 Bielenberg Drive                           Benefits Insurance Company.
Woodbury, Minnesota
David A. Peterson             Vice President   Vice President and Assistant General Counsel, Fortis Benefits
500 Bielenberg Drive                           Insurance Company.
Woodbury, Minnesota
Richard P. Roche              Vice President   Vice President of Advisers and Investors; prior to August, 1995,
500 Bielenberg Drive                           President of Prospecting By Seminars, Inc., Guttenberg, NJ.
Woodbury, Minnesota
Michael J. Radmer             Secretary        Partner, Dorsey & Whitney P.L.L.P., the Fund's General Counsel.
220 South Sixth Street
Minneapolis, Minnesota
Tamara L. Fagely              Treasurer        Fund Accounting Officer of Advisers and Investors.
500 Bielenberg Drive
Woodbury, Minnesota


-------------------------------------------

  * Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Fortis Income, Advisers, and Investors primarily because he is an officer and director of each. Mr. Freedman is an "interested person" of Fortis Income, Advisers, and Investors because he is Chairman and Chief Executive Officer of Fortis, Inc. ("Fortis"), the parent company of Advisers and indirect parent company of Investors, and a Managing Director of Fortis International, N. V., the parent company of Fortis.

-------------------------------------------


All of the above officers and directors also are officers and/or directors of other investment companies of which Advisers is the investment adviser. No compensation is paid by Fortis Income to any of its officers or directors except for a fee of $350 per month, $100 per meeting attended, and $100 per applicable committee meeting attended (and reimbursement of travel expenses to attend meetings) to each director not affiliated with Advisers. During the fiscal year ended July 31, 1995, Fortis Income paid $43,143 in directors' fees to directors who were not affiliated with Advisers or Investors and reimbursed three such directors a total of $3,383 for travel expenses incurred in attending directors' meetings. Legal fees and expenses of $47,156 also were paid to a law firm of which Fortis Income's Secretary is a partner. As of October 31, 1995, the directors and executive officers beneficially owned less than 1% of the outstanding shares of Fortis Income. Directors Kopperud, Mahoney, Prince, King, and Jaffray are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will act only infrequently.


INVESTMENT ADVISORY AND OTHER
SERVICES

GENERAL

Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of the Fund since the Fund began business in 1972. Investors acts as the Fund's underwriter. Both act as such pursuant to written agreements periodically approved by the directors or shareholders of the Fund. The address of both is that of the Fund.


As of August 31, 1995, Advisers managed twenty-eight investment company portfolios with combined net assets of approximately $3,979,921,000, and one private account with net assets of approximately $17,644,000. Fortis Financial Group also has approximately $1.9 billion in insurance reserves. As of the same date, the investment company portfolios had an aggregate of 219,680 shareholders, including 30,354 shareholders of the Fund.

During the fiscal year ended July 31, 1995, the seven-month fiscal period ended July 31, 1994, and the fiscal year ended December 31, 1993, Advisers received $3,576,719, $2,444,873, and $4,405,583, respectively, as its compensation for acting as the investment adviser and manager of the Fund. However, for such periods, Advisers reimbursed the Fund $84,896, $58,157, and $71,866 pursuant to the expense reimbursement agreement then in effect, resulting in a net fee of $3,491,823, $2,386,716, and $4,333,717, respectively. Investors received
$802,986, $1,465,992, and $5,071,141 during these same periods for underwriting the Fund's shares, out of which commissions of sales representatives and allowances to dealers approximating $665,203, $1,221,615, and $4,290,352, were paid by Investors.



During the fiscal year ended July 31, 1995, Investors received $23,151 pursuant to the Plan of Distribution (see "Plan of Distribution"). Investors paid $278,793 to broker-dealers and registered representatives. In addition to such amount paid, Advisers and Investors together spent $140,061 on activities related to the distribution of the Fund's shares.


CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

Fortis owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.


Fortis, located in New York, New York, is a wholly owned subsidiary of Fortis International, N.V., which has approximately $100 billion in assets worldwide and is in turn an indirect wholly owned subsidiary of AMEV/VSB 1990 N.V. ("AMEV/VSB 1990").


AMEV/VSB 1990 is a corporation organized under the laws of The Netherlands to serve as the holding company for all U.S. operations and is owned 50% by Fortis AMEV and 50% by Fortis AG. AMEV/VSB 1990 owns a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, the United States, Western Europe, Australia, and New Zealand.

Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.


Dean C. Kopperud is Chief Executive Officer of Advisers and President of Investors; Gary N. Yalen is President and Chief Investment Officer of Advisers; Stephen M. Poling is Executive Vice President of Advisers and Investors; Howard
G. Hudson is Executive Vice President of Advisers; Dennis M. Ott, Larry A. Medin, and Anthony J. Rotondi are Senior Vice Presidents of Advisers and Investors; John W. Norton is Senior Vice President, General Counsel, and Secretary of Advisers and Investors; Robert W. Beltz, Jr., James S. Byrd, Thomas
D.  Gualdoni, Robert C. Lindberg, Jon H.  Nicholson, Richard P. Roche, and Keith
R. Thomson are Vice Presidents of Advisers and Investors; Nicholas L. M. De Peyster, Charles J. Dudley, Maroun M. Hayek, Kevin J. Michels, Fred Obser, Stephen M. Rickert, and Christopher J. Woods are Vice Presidents of Advisers; John E. Hite is 2nd Vice President and Assistant Secretary of Advisers and Investors; Barbara W. Kirby, and Carol M. Houghtby are 2nd Vice Presidents of Advisers and Investors; Michael D. O'Connor is Qualified Plan Officer of Advisers and Investors; David C. Greenzang is Money Market Portfolio Officer of Advisers; Tamara L. Fagely is Fund Accounting Officer of Advisers and Investors; Joanne M. Herron is Assistant Treasurer of Advisers and Investors; Gregory S. Swenson and Thomas E. Erickson are Assistant Secretaries of Advisers and Investors; Sharon R. Jibben is Assistant Secretary of Advisers; and Barbara J. Wolf is Trading Officer of Advisers.



Messrs. Kopperud, Yalen, and Poling are the Directors of Advisers.



All of the above persons reside or have offices in the Minneapolis/St. Paul area, except Messrs. Yalen, Hudson, De Peyster, Dudley, Hayek, Lindberg, Michels, Obser, and Woods, who all are located in New York City.


INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


Advisers acts as investment adviser and manager of the Fund under an Investment Advisory and Management Agreement (the "Agreement") dated April 2, 1993, which became effective the same date following shareholder approval on April 1, 1993. This Agreement was last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on December 7, 1994. The Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time, without penalty, by the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to Fortis Income. Unless sooner terminated, the Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


The Agreement provides for an investment advisory and management fee calculated as described in the following table. As you can see from the table, this fee decreases (as a percentage of Fund net assets) as the Fund grows. As of August 31, 1995, the Fund had net assets of approximately $482,040,000.


                                      ANNUAL
                               INVESTMENT ADVISORY
    AVERAGE NET ASSETS          AND MANAGEMENT FEE
---------------------------  ------------------------
For the first $50,000,000                  .8%
For assets over $50,000,000                .7%

The Agreement requires the Fund to pay all its expenses which are not assumed by Advisers and/or Investors. These Fund expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers of Fortis Income who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying Fortis Income and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations.

Advisers bears the costs of acting as the Fund's transfer agent, registrar, and dividend agent. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of Fortis Income's shares, including paying for prospectuses and shareholder reports for new shareholders, and the costs of sales literature.


Pursuant to an undertaking given to the State of California, Advisers has agreed to reimburse the Fund monthly for any amount by which the Fund's aggregate annual expenses, exclusive of taxes, brokerage commissions, and interest on borrowing exceeds 2 1/2% on the first $30,000,000 of average net assets, 2% on the next $70,000,000, and 1 1/2% on the balance. Pursuant to an additional undertaking given to the State of California, Advisers has agreed to limit aggregate annual expenses charged to the Fund to 1.5% of the first $30,000,000 of its average net assets and 1% of its remaining average net assets with respect to any period that the Fund invests in other open-end investment companies. Advisers reserves the right to agree to lesser expense limitations from time to time. In the fiscal year ended July 31, 1995, Advisers was not required to make any reimbursement to the Fund pursuant to these limitations.



From June 1, 1993 until June 1, 1995, Advisers limited expenses on Class E shares (exclusive of interest, taxes, brokerage commissions, and non-recurring or extraordinary charges and expenses) to .77% of the Fund's average net assets.


Under the Agreement, Advisers, as investment adviser to the Fund, has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors. Advisers also furnishes the Fund with all required management services, facilities, equipment, and personnel.

Although investment decisions for the Fund are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by the Fund and other funds or accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

As the Fund's portfolio is exclusively composed of debt, rather than equity securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Fund, Advisers seeks the most favorable net price consistent with the best execution. However, frequently Advisers selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Advisers to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both.

Decisions with respect to placement of the Fund's portfolio transactions are made by its investment adviser. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advisers. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Advisers believes that most research services obtained by it generally benefits several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit those funds or accounts managed by Advisers which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which Advisers exercises investment discretion. Generally, the Fund pays higher commissions than the lowest rates available.


During the fiscal year ended July 31, 1995, fixed income securities transactions having an aggregate dollar value of approximately $798,222,000 (excluding short-term securities) were traded at net prices including a spread or markup; during the same period, the Fund paid no brokerage commissions to brokers involved in the purchase and sale of securities for the Fund's portfolio.



The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. No commissions were paid to any affiliate of Advisers during the fiscal year ended July 31, 1995, the seven-month fiscal period ended July 31, 1994, or the fiscal year ended December 31, 1993.



During the fiscal year ended July 31, 1995, the Fund did not acquire the securities of any of its regular brokers or dealers or the parent of those brokers or dealers that derive more than fifteen percent of their gross revenue from securities-related activities.


CAPITAL STOCK

The Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.


On August 31, 1995, the Fund had 53,119,105 shares outstanding. On that date, no person owned of record or, to the Fund's knowledge, beneficially as much as 5% of the outstanding shares of the Fund, except as follows: Class B--8.8% Esther Sachs, P.O. Box 1489, Aspen, CO 81612-1489; Class C--10.2% American Chemical Systems, Inc., 320 Burning Oaks Drive, Irwin, PA 15642-5906; 7.3%

Alvina Den Ouden, 1501 Leisure World, Mesa, AZ 85206-2308; 7.1% Vivian C. Gilbertson, 1717 S. Main St., Burlington, IA 52601-6126; and 5.6% Myrtle E. Felty, RR2, Box 180, Palisade, MN 56469-9705.


The Fund currently offers its shares in five classes, each with different sales arrangements and bearing different expenses. Under Fortis Income's Articles of Incorporation, the Board of Directors is authorized to create new portfolios or classes without the approval of the shareholders of the Fund. Each share will have a pro rata interest in the assets of the Fortis Income portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fortis Income portfolio. In the event of liquidation, each share of a Fortis Income portfolio would have the same rights to dividends and assets as every other share of that Fortis Income portfolio, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class.

Fortis Income is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of Fortis Income may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Fortis Income. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at Fortis Income's expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

COMPUTATION OF NET ASSET VALUE AND PRICING


On July 31, 1995, the Fund's net asset values per share were calculated as follows:



                                    CLASS E
Net Assets       ($470,596,689)
---------------------------          =  Net Asset Value Per Share
Shares Outstanding  (52,149,917)        ($9.02)

To obtain the public offering price per share, the 4.5% sales charge had to be added to the net asset value obtained above:



$9.02
 ----   =  Public Offering Price Per Share ($9.45)
 .955

                                    CLASS A
Net Assets        ($4,908,726)
--------------------------           =  Net Asset Value Per Share
Shares Outstanding   (544,097)          ($9.02)

To obtain the public offering price per share, the 4.5% sales charge had to be added to the net asset value obtained above:



$9.02
 ----   =  Public Offering Price Per Share ($9.45)
 .955

                                    CLASS B
Net Assets         ($482,701)
--------------------------           =  Net Asset Value Per Share
Shares Outstanding    (53,530)          ($9.02)

                                    CLASS H
Net Assets        ($4,822,508)
--------------------------           =  Net Asset Value Per Share
Shares Outstanding   (534,676)          ($9.02)

                                    CLASS C
Net Assets         ($326,166)
--------------------------           =  Net Asset Value Per Share
Shares Outstanding    (36,194)          ($9.01)

The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Fund after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.


Generally, the net asset value of the Fund's shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Fund.

SPECIAL PURCHASE PLANS

The Fund offers several special purchase plans, described in the Prospectus, which allow reduction or elimination of the sales charge for Class A and E shares under certain circumstances. Additional information regarding some of the plans is as follows:

STATEMENT OF INTENTION

The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares. The Statement of Intention is not a binding obligation on the part of the investor to purchase, or the Fund to sell, the full amount indicated. Nevertheless, the Statement of Intention should be read carefully before it is signed.

TAX SHELTERED RETIREMENT PLANS

IRAS AND KEOGH PLANS. Individual taxpayers can defer taxes on current income by investing in Keogh Plans or Individual Retirement Accounts (IRAs) for retirement. You can qualify for a Keogh Plan if you are self-employed. lRAs may be opened by anyone who has earned compensation for services rendered. Certain reductions in sales charges set forth under "How to Buy Fund Shares" in the Fund's Prospectus are available to any organized group of individuals desiring to establish IRAs for the benefit of its members. If you are interested in one of these accounts, contact Investors for copies of our plans. You should check with your tax adviser before investing.

Under current Federal tax law, IRA depositors generally may contribute 100% of their earned income up to a maximum of $2,000 (including sales charge). Contributions up to $2,250 (including sales charge) can be made to IRA accounts for an individual and a nonemployed spouse. All shareholders who, along with their spouse, are not active participants in an employer sponsored retirement plan or who have adjusted gross income below a specified level can deduct such contributions (there is a partial deduction for higher income levels up to a specified amount) from taxable income so that taxes are put off until retirement, when reduced overall income and added deductions may result in a lower tax rate. There are penalty taxes for withdrawing this retirement money before reaching age 59 1/2 (unless the investor dies, is disabled, or withdraws equal installments over a lifetime). In addition, there are penalties on insufficient payouts after age 70 1/2, excess contributions, and excess distributions.

The Fund may advertise the number or percentage of its shareholders, or the amount or percentage of its assets, which are invested in retirement accounts or in any particular type of retirement account. Such figures also may be given on an aggregate basis for all of the funds managed by Advisers. Any retirement plan numbers may be compared to appropriate industry averages.

TAX SAVINGS AND YOUR IRA--A FULLY TAXABLE INVESTMENT COMPARED TO AN INVESTMENT THROUGH AN IRA

The following table shows the yield on an investment of $2,000 made at the beginning of each year for a period of 10 years and a period of 20 years. For illustrative purposes only, the table assumes an annual rate of return of 8%.

                                            FULLY        FULLY      PARTIALLY
                                           TAXABLE     DEDUCTIBLE   DEDUCTIBLE   NON-DEDUCTIBLE
                                          INVESTMENT      IRA*        IRA**          IRA***
                                          ----------   ----------   ----------   --------------
10 years - 15% Federal tax bracket         $24,799      $31,291      $28,944        $26,597
10 years - 28% Federal tax bracket         $19,785      $31,291      $26,910        $32,530
10 years - 31% Federal tax bracket         $18,702      $31,291      $26,441        $21,591
10 years - 36% Federal tax bracket         $16,597      $31,291      $25,659        $20,026
10 years - 39.6% Federal tax bracket       $15,744      $31,291      $25,095        $18,900
20 years - 15% Federal tax bracket         $72,515      $98,846      $91,432        $84,019
20 years - 28% Federal tax bracket         $54,236      $98,846      $85,007        $71,169
20 years - 31% Federal tax bracket         $50,526      $98,846      $83,525        $68,204
20 years - 36% Federal tax bracket         $44,722      $98,846      $81,054        $63,261
20 years - 39.6% Federal tax bracket       $40,820      $98,846      $79,274        $59,703

------------------------
* This column assumes that the entire $2,000 contribution each year is tax deductible. Tax on income earned on the IRA is deferred.
** This column assumes that only $1,000 of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.
*** This column assumes that none of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.

The 15% Federal income tax bracket applies to taxable income up to and including $38,000 for married couples filing jointly and $22,750 for unmarried individuals. The 28% Federal income tax rate applies to taxable income from $38,000 to $91,850 for married couples filing jointly and to taxable income from $22,750 to $55,100 for unmarried individuals. The 31% Federal income tax applies to taxable income from $91,850 to $140,000 for married couples filing jointly and to taxable income from $55,100 to $115,000 for unmarried individuals. The 36% Federal income tax rate applies to taxable income from $140,000 to $250,000 for married couples filing jointly and to taxable income from $115,000 to $250,000 for unmarried individuals. The 39.6% Federal income tax rate applies to taxable income above $250,000 for married couples filing jointly and to taxable income above $250,000 for unmarried individuals. (Although the above table reflects the nominal Federal tax rates, the effective Federal tax rates exceed those rates for certain taxpayers because of the phase-out of personal exemptions and the partial disallowance of itemized deductions for taxpayers above certain income levels).

The table reflects only Federal income tax rates, and not any state or local income taxes.
-------------------------------------------

If you change your mind about opening your IRA, you generally have seven days after receipt of notification within which to cancel your account. To do this, you must send a written cancellation to Investors (at its mailing address listed on the cover page) within that seven day period. If you cancel within seven days, any amounts invested in the Fund will be returned to you, together with any sales charge. If your investment has declined, Investors will make up the difference so that you receive the full amount invested.

PENSION; PROFIT-SHARING; IRA; 403(B). Tax qualified retirement plans also are available, including pension and profit-sharing plans, IRA's, and Section 403(b) salary reduction arrangements. The Section 403(b) salary reduction arrangement is principally for employees of state and municipal school systems and employees of many types of tax-exempt or nonprofit organizations. Persons desiring information about such Plans, including their availability, should contact Investors. All the Retirement Plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to establishing such a plan.

TAX-QUALIFIED PLAN CUSTODIANS AND TRUSTEES. Current fees: IRA and 403(b)--$10 annually; Keogh or small group corporate plan--$15 initial fee plus $30 annually (plus $5 annually per participant account and a per participant account termination fee of $25). First Trust National Association is the Custodian under the IRA and 403(b) plans. If a shareholder pays custodial fees by separate check, they will not be deducted from his or her account and will not constitute excess contributions. First Trust National Association also acts as Trustee under the Keogh and small group corporate plans. The bank reserves the right to change its fees on 30 days' prior written notice.

WITHHOLDING. Distributions from accounts for tax qualified plans are subject to tax withholding unless: (a) the payee elects to have no withholding and is permitted to do so under Federal law; or (b) payment is made to an exempt person (normally the plan trustee in his or her capacity as plan trustee). Any payee electing to have no withholding must do so in writing, and must do so at or before the time that payment is made. A payee is not permitted to elect no withholding if he or she is subject to mandatory backup withholding under Federal law for failure to provide his or her tax identification number or for failure to report all dividend or interest payments. Payees from 403(b) and corporate or Keogh accounts also are not permitted to elect out of withholding except as regards systematic partial withdrawals extending over 10 or more years.

For IRAs, the withholding amount is 10% of the amount withdrawn. For corporate, Keogh, and 403(b) plans, the withholding amount is as follows:

Total withdrawals or unscheduled partial 20% of the amount withdrawn; withdrawals or systematic partial with-drawals for less than a 10 year period--

Other systematic partial withdrawals--    amount  determined by wage withholding
                                          tables and your completed  withholding
                                          allowance  election  (or  if  none, is
                                          submitted  based  on  the  presumption
                                          that  you  are  a  married  individual
                                          claiming three withholding  allowances
                                          (no  withholding if withdrawals do not
                                          exceed $10,600 per year);

Withholding for non-resident aliens is subject to special rules. When payment is made to a plan trustee, Advisers assumes no responsibility for withholding. Subsequent payment by the trustee to other payees may require withholding. Such withholding is the responsibility of the plan trustee or of the plan administrator.

Any amounts withheld may be applied as a credit against Federal tax subsequently due.

GIFTS OR TRANSFERS TO MINOR CHILDREN


This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Dividends or capital gains distributions are taxed to the child, whose tax bracket is usually lower than the adult's. However, if the child is under 14 years old and his or her unearned income is more than $1,200 per year, then that portion of the child's income which exceeds $1,200 per year will be taxed to the child at the parents' top rate. Control of the Fund shares passes to the child upon reaching a specified adult age (either 18 or 21 years in most states).


SYSTEMATIC INVESTMENT PLAN

The Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Systematic Investment Plan."

The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and to employ the principle of dollar cost averaging, described below.

By acquiring Fund shares on a regular basis pursuant to a Systematic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs Investors in writing to pay them in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

EXCHANGE PRIVILEGE

The amount to be exchanged must meet the minimum purchase amount of the fund being purchased.

Shareholders should consider the differing investment objectives and policies of these other funds prior to making such exchange.

For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, a transfer between funds is a taxable event that probably will give rise to a capital gain or loss. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing the shares in the Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS BETWEEN FORTIS FUNDS

This privilege is based upon the fact that such orders are generally unsolicited and the resulting lack of sales effort and expense.

PURCHASES BY FORTIS INCOME DIRECTORS OR OFFICERS

This privilege is based upon their familiarity with the Fund and the resulting lack of sales effort and expense.

PURCHASES BY FORTIS, INC. (OR ITS SUBSIDIARIES) OR ASSOCIATED PERSONS

This privilege is based upon the relationship of such persons to the Fund and the resulting economies of sales effort and expense.

PURCHASES BY REPRESENTATIVES OR EMPLOYEES OF
BROKER-DEALERS

This privilege is based upon the presumed knowledge such persons have about the Fund as a result of their working for a company selling the Fund's shares and resulting economies of sales effort and expense.

PURCHASES BY CERTAIN RETIREMENT PLANS

This privilege is based upon the familiarity of such investors with the Fund and the resulting lack of sales effort and expense.

PURCHASES BY REGISTERED INVESTMENT COMPANIES

This privilege is based upon the generally unsolicited nature of such purchases and the resulting lack of sales effort and expense.

PURCHASES WITH PROCEEDS FROM REDEMPTION OF UNRELATED MUTUAL FUND SHARES OR SURRENDER OF CERTAIN FIXED ANNUITY CONTRACTS

SHAREHOLDERS OF UNRELATED MUTUAL FUNDS WITH SALES LOADS--This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the familiarity of such shareholders with mutual funds as an investment concept, with resulting economies of sales effort and expense.

OWNERS OF A FIXED ANNUITY CONTRACT NOT DEEMED A SECURITY UNDER THE SECURITIES LAWS--This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY EMPLOYEES OF CERTAIN BANKS AND OTHER FINANCIAL SERVICES FIRMS

This privilege is based upon the familiarity of such investors with the Fund and the resulting lack of sales effort and expense.

PURCHASES BY COMMERCIAL BANKS OFFERING SELF DIRECTED 401(K) PROGRAMS CONTAINING BOTH POOLED AND INDIVIDUAL INVESTMENT OPTIONS

This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY INVESTMENT ADVISERS, TRUST COMPANIES, AND BANK TRUST DEPARTMENTS EXERCISING DISCRETIONARY INVESTMENT AUTHORITY OR USING A MONEY MANAGEMENT/MUTUAL FUND "WRAP" PROGRAM

This privilege is based upon the familiarity of such investors with the Fund and the resulting lack of sales effort and expense.

PURCHASES BY CERTAIN PERSONS ASSOCIATED WITH THE PATHFINDER FUND

This privilege is based upon their familiarity with the Fund stemming from the Fund's acquisition of Pathfinder Fund and resulting economies of sales effort and expense.

PURCHASES BY CERTAIN CARNEGIE INTERMEDIATE GOVERNMENT SERIES (OF CARNEGIE GOVERNMENT SECURITIES TRUST) ACCOUNTS

This privilege is based upon their familiarity with the Fund stemming from its acquisition of Carnegie Intermediate Government Series and resulting economies of sales effort and expense.

REDEMPTION

The obligation of the Fund to redeem its shares when called upon to do so by the shareholder is mandatory with certain exceptions. The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges.

Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Fund will not redeem shares: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

There is no charge for redemption, nor does the Fund contemplate establishing a charge, although it has the right to do so. In the event a charge were established, it would apply only to persons who became shareholders after such charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Fund may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN


An investor may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more per quarter, semiannually, or annually. The minimum amount which may be withdrawn of $50 per month is a minimum only, and should not be considered a recommendation.


These payments may constitute return of capital, and it should be understood that they do not represent a yield or return on investment and that they may deplete or eliminate the investment. The shareholder cannot be assured of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount of each payment, the frequency of each payment, and the increase (or decrease) in value of the remaining shares.

Under this Plan, any distributions of income and realized capital gains are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the Fund under this Plan, other than by reinvestment of distributions, it should be understood that he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously, as it is not, as explained above, advantageous to do so.

The Plan is voluntary, flexible, and under the shareholder's control and direction at all times, and does not limit or alter his or her right to redeem shares. The Plan may be terminated in writing at any time by either the shareholder or the Fund. The cost of operating the Plan is borne by Advisers. The redemption of Fund shares pursuant to the Plan is a taxable event to the shareholder.

REINVESTMENT PRIVILEGE

In order to allow investors who have redeemed Fund shares an opportunity to reinvest, without additional cost, a one-time privilege is offered whereby an investor may reinvest in the Fund, or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised in an amount not exceeding the proceeds of redemption; must be exercised within 60 days of redemption; and only may be exercised once with respect to the Fund.

The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should an investor utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not alter any capital gains taxes payable on a realized gain. Furthermore, if a shareholder redeems within 90 days of purchasing the shares in the Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares.

TAXATION


The Fund qualified in the tax year ended July 31, 1995, and intends to continue to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund is not taxed on the income it distributes to its shareholders.



For individuals in taxable year 1995, long-term capital gains are subject to a maximum Federal income tax rate of 28% while ordinary income is subject to a maximum rate of 39.6% (for taxable income in excess of $256,500). (The maximum effective tax rate may be in excess of 39.6%, resulting from a combination of the nominal tax rate and a phase-out of personal exemptions and a partial disallowance of itemized deductions for individuals with taxable incomes above certain levels.)


Gain or loss realized upon the sale of shares in the Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. Such gain or loss will be long-term capital gain or loss if the shares were held for more than one year.

Under the Code, the Fund is subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which the Fund pays income tax. In order to avoid the imposition of the excise tax, the Fund generally must declare dividends by the end of a calendar year representing at least 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

Pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

Under the Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

The foregoing is a general discussion of the Federal income tax consequences of an investment in the Fund as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, or local taxes.

UNDERWRITER


On December 7, 1994, the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) last approved the Underwriting Agreement with Investors dated November 14, 1994, which became effective November 14, 1994. This Underwriting Agreement may be terminated by Fortis Income or Investors at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreement shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


In the Underwriting Agreement, Investors undertakes to indemnify Fortis Income against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon Fortis Income in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by Investors only from persons affiliated with Fortis Income but not with Investors.

PLAN OF DISTRIBUTION

The policy of having the fund compensate those who sell Fund shares has been adopted pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the Fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

         (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

        (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and

        (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan, or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

Rule 12b-1(c) provides that the Fund may rely on Rule 12b-1(b) only if the selection and nomination of the disinterested directors of the Fund are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.


The Board of Directors last approved the plan on December 7, 1994.

PERFORMANCE


The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission Rules) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semiannual compounding of income. The Fund's yields for the 30-day period ended October 31, 1995, were as follows:



                              Class A    --      %
                              Class B    --      %
                              Class H    --      %
                              Class C    --      %
                              Class E    --      %



While the Fund's yield may be compared to that of "CDs" (insured, fixed rate certificates of deposit issued by financial institutions), the Fund's yield is not fixed and an investment in the Fund is not insured.

$1,000 SINGLE INVESTMENT


                                    CLASS E



                  VALUE OF              REINVESTED                                   TOTAL
 YEAR ENDED    INITIAL $1,000         CAPITAL GAINS           REINVESTED           CUMULATIVE     % YEARLY
SEPTEMBER 30,  INVESTMENT($)     +   DISTRIBUTIONS($)    +   DIVIDENDS($)    =      VALUE($)       CHANGE
     86                                                                                              18.8%
     87                                                                                               0.6%
     88                                                                                              12.7%
     89                                                                                               9.3%
     90                                                                                               8.7%
     91                                                                                              14.7%
     92                                                                                              10.2%
     93                                                                                               8.2%
     94                                                                                              (5.5)%
     95                                                                                                  %
                                   CUMULATIVE TOTAL RETURN                       Last 5 Yrs.             %
                                                                                 Last 10 Yrs.            %



                                    CLASS A



                  VALUE OF              REINVESTED                                   TOTAL
PERIOD ENDED   INITIAL $1,000         CAPITAL GAINS           REINVESTED           CUMULATIVE     % YEARLY
SEPTEMBER 30,  INVESTMENT($)     +   DISTRIBUTIONS($)    +   DIVIDENDS($)    =      VALUE($)       CHANGE
     95                                                                                                  %



                                    CLASS B



                  VALUE OF              REINVESTED                                   TOTAL
PERIOD ENDED   INITIAL $1,000         CAPITAL GAINS           REINVESTED           CUMULATIVE     % YEARLY
SEPTEMBER 30,  INVESTMENT($)     +   DISTRIBUTIONS($)    +   DIVIDENDS($)    =      VALUE($)       CHANGE
     95                                                                                                  %



                                    CLASS H



                  VALUE OF              REINVESTED                                   TOTAL
PERIOD ENDED   INITIAL $1,000         CAPITAL GAINS           REINVESTED           CUMULATIVE     % YEARLY
SEPTEMBER 30,  INVESTMENT($)     +   DISTRIBUTIONS($)    +   DIVIDENDS($)    =      VALUE($)       CHANGE
     95                                                                                                  %



                                    CLASS C



                  VALUE OF              REINVESTED                                   TOTAL
PERIOD ENDED   INITIAL $1,000         CAPITAL GAINS           REINVESTED           CUMULATIVE     % YEARLY
SEPTEMBER 30,  INVESTMENT($)     +   DISTRIBUTIONS($)    +   DIVIDENDS($)    =      VALUE($)       CHANGE
     95                                                                                                  %

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)


        MOST RECENT:           1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS  8 YEARS  9 YEARS  10 YEARS
 Class E
 Class A
 Class B
 Class H
 Class C


$2,000 ANNUAL INVESTMENTS


                                    CLASS E



                                                       REINVESTED
                                   VALUE OF             CAPITAL
                                ANNUAL $2,000            GAINS                                     TOTAL
 YEAR ENDED      CUMULATIVE        INVEST-              DISTRI-            REINVESTED            CUMULATIVE
SEPTEMBER 30,  INVESTMENT($)       MENTS($)       +    BUTIONS($)     +   DIVIDENDS($)     =      VALUE($)
     86                2,000
     87                4,000
     88                6,000
     89                8,000
     90               10,000
     91               12,000
     92               14,000
     93               16,000
     94               18,000
     95               20,000



                                    CLASS A



                                                       REINVESTED
                                   VALUE OF             CAPITAL
                                ANNUAL $2,000            GAINS                                     TOTAL
PERIOD ENDED     CUMULATIVE        INVEST-              DISTRI-            REINVESTED            CUMULATIVE
SEPTEMBER 30,  INVESTMENT($)       MENTS($)       +    BUTIONS($)     +   DIVIDENDS($)     =      VALUE($)
     95



                                    CLASS B



                                                       REINVESTED
                                   VALUE OF             CAPITAL
                                ANNUAL $2,000            GAINS                                     TOTAL
PERIOD ENDED     CUMULATIVE        INVEST-              DISTRI-            REINVESTED            CUMULATIVE
SEPTEMBER 30,  INVESTMENT($)       MENTS($)       +    BUTIONS($)     +   DIVIDENDS($)     =      VALUE($)
     95



                                    CLASS H



                                                       REINVESTED
                                   VALUE OF             CAPITAL
                                ANNUAL $2,000            GAINS                                     TOTAL
PERIOD ENDED     CUMULATIVE        INVEST-              DISTRI-            REINVESTED            CUMULATIVE
SEPTEMBER 30,  INVESTMENT($)       MENTS($)       +    BUTIONS($)     +   DIVIDENDS($)     =      VALUE($)
     95



                                    CLASS C



                                                       REINVESTED
                                   VALUE OF             CAPITAL
                                ANNUAL $2,000            GAINS                                     TOTAL
PERIOD ENDED     CUMULATIVE        INVEST-              DISTRI-            REINVESTED            CUMULATIVE
SEPTEMBER 30,  INVESTMENT($)       MENTS($)       +    BUTIONS($)     +   DIVIDENDS($)     =      VALUE($)
     95

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)


        MOST RECENT:           1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS  8 YEARS  9 YEARS  10 YEARS
 Fortis U.S. Government
 Securities Fund
 Class A
 Class B
 Class H
 Class C



Cumulative total return is the increase in value of a hypothetical $1,000 investment made at the beginning of the advertised period. It may be expressed in terms of dollars or percentage. Average annual total return is the annual compounded rate of return based upon the same hypothetical investment. Systematic investment plan cumulative total return and systematic investment plan average annual total return are similar except that $2,000 annual investments are assumed (at the beginning of each year). The above tables each include reduction due to the maximum 4.5% sales charge and assume quarterly reinvestment of all dividend and capital gains distributions. In the first two tables, had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for Classes E, A, B, C, and H for the period would have been $ , $ , $ , $ , and $ , respectively, for capital gains distributions and $ , $ , $ , $ , and $ , respectively, for income dividends, and the value of the shares as of September 30, 1995, would have been $ $ , $ , $ , and $ , respectively. All figures are based upon historical earnings and are not intended to indicate future performance. Investment return and share value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for a shareholder's income tax liability on dividends or capital gains.


--------------------------------------------------------------------------------

Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  ERV+P
  CTR      =   (  -----  )  100
                    P

Where:   CTR   = Cumulative total return
         ERV   = ending redeemable value
                 at the end of the period
                 of a hypothetical $1,000
                 payment made at the
                 beginning of such period;
                 and
         P     = initial payment of $1,000

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n   =  ERV

  Where:    P     = a hypothetical initial
                    payment of $1,000
            T     = average annual total
                    return;
            n     = number of years; and
            ERV   = ending redeemable value
                    at the end of the period
                    of a hypothetical $1,000
                    payment made at the
                    beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The systematic investment plan average annual total return (for hypothetical investments of $2,000 at the beginning of each year) is computed by finding the average annual compounded rate of return over the periods indicated in the advertisement that would equate the periodic payment amount invested to the ending redeemable value according to the following formula:


                        ( (1+T)n + 1 )
 ERV = PMT (1+T)        ( ---------  )
                        (     T      )

Where:    ERV    = ending redeemable value
                   at the end of the period
                   of hypothetical
                   investments of $2,000
                   made at the beginning of
                   each year;
          PMT    = Periodic payment
                   ($2,000);
          T      = Average annual total
                   return; and
          n      = number of years.



This calculation deducts the applicable sales charge from each hypothetical $2,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:


            (   ( (a-b)      )   6       )
YIELD = 2   (   ( -----  + 1 )       - 1 )
            (   (   cd       )           )

Where:    a      =  dividends and
                    interest earned
                    during the period;
          b      =  expenses accrued for
                    the period (net of
                    reimbursements);
          c      =  the average daily
                    number of shares
                    outstanding during
                    the period that were
                    entitled to receive
                    dividends; and
          d      =  the maximum offering
                    price per share on
                    the last day of the
                    period.



As noted in the Prospectus, the Fund may advertise its relative performance as compiled by outside organizations or refer to publications which have mentioned its performance.

Following is a list of ratings services which may be referred to, along with the category in which the Fund is included. Because some of these services do not take into account sales charges, their ratings may sometimes be different than had they done so:

RATINGS SERVICE                           CATEGORY
----------------------------------------  --------------------------------------
Lipper Analytical Services, Inc.          fixed income
Wiesenberger Investment Companies
 Services                                 U.S. Government Securities
Morningstar Publications, Inc.            general government
Johnson's Charts                          government securities
CDA Technologies, Inc.                    bond and preferred

Following is a list of the publications whose articles may be referred to:

AMERICAN BANKER (The)
AP-DOW Jones News Service
ASSOCIATED PRESS (The)
BARRON'S
BETTER INVESTING
BOARDROOM REPORTS
BOND BUYER & CREDIT MARKETS (The)
BOND BUYER (The)
BONDWEEK
BUSINESS MONTH
BUSINESS WEEK
CABLE NEWS NETWORK
CASHFLOW MAGAZINE
CFO
CHICAGO TRIBUNE (The)
CHRISTIAN SCIENCE MONITOR
CITY BUSINESS/CORPORATE REPORT
CITYBUSINESS PUBLICATIONS
COMMERCIAL & FINANCIAL CHRONICLE
CONSUMER GUIDE
CORPORATE FINANCE
DALLAS MORNING NEWS
DOLLARS & SENSE
DOW-JONES NEWS SERVICE
ECONOMIST (The)
EQUITY INTERNATIONAL
EUROMONEY
FINANCIAL EXECUTIVE
FINANCIAL PLANNING
FINANCIAL SERVICES WEEK
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
FUTURES
GLOBAL FINANCE
GLOBAL INVESTOR
INDUSTRY WEEK
INSTITUTIONAL INVESTOR
INTERNATIONAL HERALD TRIBUNE
INVESTMENT DEALER'S DIGEST
INVESTOR'S BUSINESS DAILY
KIPLINGER PERSONAL FINANCE
KIPLINGER CALIF. LETTER (The)
KIPLINGER FLORIDA LETTER
KIPLINGER TEXAS LETTER
KIPLINGER WASHINGTON LETTER (The)
KNIGHT/RIDDER FINANCIAL
LA TIMES
LIPPER ANALYTICAL SERVICES
MARKET CHRONICLE
MINNEAPOLIS STAR TRIBUNE
MONEY
MONEY MANAGEMENT LETTER
MOODY'S INVESTORS SERVICE, INC.
NATIONAL THRIFT NEWS
NATIONAL UNDERWRITER
NELSON'S RESEARCH MONTHLY
NEW YORK DAILY NEWS
NEW YORK NEWSDAY
NEW YORK TIMES (The)
NEWSWEEK
NIGHTLY BUSINESS REPORT (The)
PENSION WORLD
PENSIONS & INVESTMENT AGE
PERSONAL INVESTOR
PORTFOLIO LETTER
REGISTERED REPRESENTATIVE
RUETERS
SECURITIES PRODUCT NEWS
SECURITIES WEEK
SECURITY TRADERS HANDBOOK
SAINT PAUL PIONEER PRESS
STANDARD & POOR'S CORPORATION
STANGER'S INVESTMENT ADVISOR
STANGER'S SELLING MUTUAL FUNDS
STOCK MARKET MAGAZINE (The)
TIME
TRUSTS & ESTATES
U.S. NEWS & WORLD REPORT
UNITED PRESS INTERNATIONAL
USA TODAY
WALL STREET JOURNAL (The)
WASHINGTON POST (The)
FORTIS BENEFITS INSURANCE COMPANY
WOODBURY BULLETIN
WIESENBERGER INVESTMENT COMPANIES
  SERVICES

TWO GENERATIONS:
INVESTING IN AMERICA WITH
THE FORTIS U.S. GOVERNMENT
SECURITIES FUND

SUSAN AND BILL: CONSERVATIVE
INVESTING FOR GROWTH
When Susan and Bill were in their mid-'20s, they knew it was time to start saving for their children's college expenses. While they liked the safety of Certificates of Deposit, they hoped to find a conservative investment that had the potential for better return.
    "We knew about mutual funds, but we didn't want the added risk of investing in stocks," Bill adds.
    That's when their registered representative introduced them to the Fortis U.S. Government Securities Fund. He explained that while the fund itself is not guaranteed, it invests in securities that are backed by the U.S. Government.

    Bill and Susan liked the history of stability behind the Fortis U.S. Government Securities Fund, as well as the fact that they could access their money. So on October 1, 1985, they invested $10,000 in Class E shares.


    By September 30, 1995, they had a good start on their children's college
fund. Their account value had grown to $    -- with AN AVERAGE ANNUAL RETURN OF
   % -- SIGNIFICANTLY BETTER THAN WHAT THEY WOULD HAVE AVERAGED WITH CDS.*

    Because Susan and Bill felt so positive about their decision to invest in the Fortis U.S. Government Fund, they recommended it to Susan's mother, Marie.
MARIE: CONSERVATIVE
INVESTING FOR
ADDITIONAL INCOME
An active widow in her early '60s, Marie was seeking current income to supplement her pension and Social Security. She was getting by, but most of the income from her CD was absorbed by the cost of food, housing and other basics.

    In October, 1985, Marie put $100,000 in the Fortis U.S. Government
Securities Fund. Since then, she has withdrawn $    in dividends (an average
annual dividend of $   ).


    While CD rates were high in the early '80s, they've since fallen. OVER THE LAST TEN YEARS, THE FORTIS U.S. GOVERNMENT SECURITIES FUND HAS PROVIDED INCOME
 % HIGHER THAN THAT OFFERED BY 1-YEAR CDS.**

    "With the Fortis U.S. Government Fund, the principal is relatively stable and any dividends give me the income I need for my living expenses," Marie adds.
    Though they had different goals, Susan, Bill, and Marie, found that the Fortis U.S. Government Securities Fund helped them find the security and performance they wanted.


 TWO GENERATIONS...TWO GOALS...ONE SOLUTION --
 THE FORTIS U.S. GOVERNMENT SECURITIES FUND (CLASS E)
      SUSAN AND BILL: $10,000 invested on October 1, 1985
      OBJECTIVE: Conservative total return
      RESULT:Over 10 years, Susan and Bill's $10,000 grew to $
      MARIE: $100,000 invested on October 1, 1985
      OBJECTIVE: Current income plus principal protection
      RESULT:Over 10 years, Marie's account generated $    in income, which was
             in addition to her ending account value of $



SUSAN, BILL AND MARIE ARE FICTIONAL CHARACTERS, BUT THE FIGURES DEPICTED IN THEIR STORY ARE REAL. HYPOTHETICAL INVESTMENT/REDEMPTION DATES AND AMOUNTS UPON WHICH THIS FICTIONAL ACCOUNT IS BASED ARE AVAILABLE UPON REQUEST.

Investment results are based upon historical earnings, are not intended to indicate future performance, and may not be representative of the experiences of other investors. Because investment return and principal value fluctuate, an investor's shares, when redeemed, may be worth more or less than their original cost. Returns cited in this brochure reflect deduction of maximum sales charge of 4.50%, and assume reinvestment of dividends and capital gains. Investments of $100,000 or more qualify for a sales charge reduction not illustrated by this example.
The fund is not FDIC insured, is not an obligation of nor guaranteed by any bank or financial institution, and involves investment risks, including possible loss of principal.

*If Bill and Susan had invested their $10,000 in one-year CDs over the same time
period, they would have earned an average rate of return of    %. (Source: Wall
Street Journal). CD principal and interest rate are guaranteed by the FDIC; unlike mutual funds where principal and share value fluctuate. Debt securities may be sensitive to interest changes.


**One-year CD rates have averaged    % over the past ten years (Source: Wall
Street Journal), while the Fortis U.S. Government Securities Fund had an average
annual rate of    %.

While the Fortis U.S. Government Securities Fund invests in securities that are backed by the U.S. Government and its agencies (based on timely payment of principal and interest only and not to the shares of the fund), it is not guaranteed. The fund seeks stability of principal, but there is no assurance this will be achieved.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             VALUE OF ORIGINAL
                  SHARES          VALUE OF REINVESTED
                                               income
           (including cap gains)        distributions
1973                      $9,041                  396
1974                       8,189                1,056
1975                       8,465                1,907
1976                       9,266                2,990
1977                       8,949                3,825
1978                       8,448                4,609
1979                       7,672                5,235
1980                       7,329                6,323
1981                       7,304                8,055
1982                       8,540               11,614
1983                       8,047               13,087
1984                       7,855               15,378
1985                       8,481               19,641
1986                       8,648               22,951
1987                       8,329               24,436
1988                       8,149               27,017
1989                       8,329               31,225
1990                       8,363               35,316
1991                       8,706               41,042
1992                       8,449               44,083
1993                       8,649               48,246
9/30/95                    7,703               45,984

FINANCIAL STATEMENTS


The financial statements included as part of the Fund's 1995 Annual Report to Shareholders, filed with the Securities and Exchange Commission in September, 1995, are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.


CUSTODIAN; COUNSEL; ACCOUNTANTS


First Bank National Association, First Bank Place, Minneapolis, MN 55480 acts as custodian of the Fund's assets and portfolio securities; Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Fund; and KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, MN 55402, acts as the Fund's independent auditors.


LIMITATION OF DIRECTOR LIABILITY

Under Minnesota law, each director of Fortis Income owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Income limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

ADDITIONAL INFORMATION

The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common shares offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.


95331N (Rev. 12/95)

PART C - OTHER INFORMATION

Item 24.(a) Financial Statements:

   The following financial statements are included in the registration statement:

     Financial Statements included in Part A:

           Financial Highlights

     Financial Statements included in Part B:

           All financial statements required by Part B were incorporated therein by reference to Registrant's 1995
           Annual Report to Shareholders.

Item 24.(b)  Exhibits:

   (1)   Copy of the charter as now in effect;

             *******

   (2) Copies of the existing by-laws or instruments corresponding thereto;

             *

   (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

             Inapplicable

   (4) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, a relevant portion of the articles of incorporation or by-laws of the Registrant;

             See Item 24(b)(1)

   (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

             *

   (6) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

             a) Underwriting agreement - ********
             b) Dealer sales agreement - *******

   (7) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof;

             Inapplicable

   (8) Copies of all custodian agreements, and depository contracts under Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

             *****

   (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

             Inapplicable

   (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable;

             Inapplicable

   (11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

             Accountants' Consent - attached

   (12)  All financial statements omitted from Item 23;

             Inapplicable

   (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

             See Original Registration Statement

   (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

             ***; ****; and ******

   (15) Copies of any plan entered into by Registrant pursuant to rule 12b-1 of the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreement with any person relating to implementation of such plan.

             *******

   (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 (which need not be audited).

             **

  (17) A financial Data Schedule meeting the requirements of rule 483 under the Securities Act of 1933 (U230.483 of this chapter).

             Attached

  (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to the implementation of a plan, any amendment to a plan or agreement, and a copy of the portion of the minutes of a meeting of the Registrant's directors describing any action taken to revoke a plan.

             ********


*Incorporated by reference to Part II of Post-Effective Amendment
Number 33 to Registrant's registration statement, filed with the Securities and Exchange Commission in February, 1992.

**Incorporated by reference to Part C of Post-Effective Amendment
Number 29 to Registrant's registration statement, filed with the

Securities and Exchange Commission in March, 1989.

***Incorporated by reference to Part C of Post-Effective Amendment No. 35 to the Registration Statement of Special Portfolios, Inc.
(File No. 2-24652 -- filed December 24, 1990).

****Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement of AMEV Growth Fund, Inc. (File No. 2-14784 -- filed December, 1991).

*****Incorporated by reference to Post-Effective Amendment No. 34 to the Registrants's Registration Statement, filed with the Securities and Exchange Commission in February, 1993.

******Incorporated by reference to Post Effective Amendment No. 72 to Fortis Equity Portfolios, Inc.'s Registration Statement, filed with the Securities and Exchange Commission in November, 1993 (SEC File No. 2-11-387).

*******Incorporated by reference to Post Effective Amendment No. 36 to the Registrant's Registration Statement, filed with the Securities and Exchange Commission in September, 1994.

********Incorporated by reference to Post Effective Amendment No. 37 to the Registrant's Registration Statement, filed with the Securities and Exchange Commission in July, 1995.

Item 25.  Persons Controlled by or under Common Control with
Registrant

Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

Inapplicable

Item 26.  Number of Holders of Securities

State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant:

   Title of Class                Number of Record Holders

   Common                        Class A      990
(8/31/95)                                -------------
                                 Class E    28,601
                                         -------------
                                 Class B       118
                                         -------------

                                 Class H       559
                                         -------------
                                 Class C        86
                                         -------------

Item 27.  Indemnification

   State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Incorporated by reference to Part C of Post-Effective Amendment
Number 28 to Registrant's registration statement, filed with the Securities and Exchange Commission in March, 1988.

Item 28.  Business and Other Connections of Investment Adviser

Describe any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

In addition to those listed in the Statement of Additional
Information:





Name

Michael D. O'Connor



Current Position
With Advisers

Qualified Plan Officer



Other business,
professions, vocations,
or employments of a
substantial nature
during past two years

Qualified Plan officer of
Fortis Benefits Insurance
Company and Qualified
Plan Officer for
Investors.

David C. Greenzang
Money Market
Portfolio Officer
Debt securities manager
with Fortis, Inc.

Item 29.  Principal Underwriters

    (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor, or investment adviser.

    Fortis Advantage Portfolios, Inc.
    Fortis Equity Portfolios, Inc.
    Fortis Fiduciary Fund, Inc.
    Fortis Growth Fund, Inc.
    Fortis Money Portfolios, Inc.
    Fortis Securities, Inc.
    Fortis Series Fund, Inc.
    Fortis Tax-Free Portfolios, Inc.
    Fortis Worldwide Portfolios, Inc.
    Special Portfolios, Inc.
    Variable Account C of Fortis Benefits Insurance Company
    Variable Account D of Fortis Benefits Insurance Company

     (b) Furnish the information required by the following table with respect to each director, officer, or partner of each principal underwriter named in the answer to Item 21:

In addition to those listed in the Statement of Additional Information:

Name and Principal       Positions and Offices       Positions and Offices
Business Address         with Underwriter            with Registrant

Carol M. Houghtby*       2nd Vice President          Accounting Officer

John E. Hite*            2nd Vice President          Assistant Secretary
                         and Assistant Secretary

Thomas E. Erickson*      Assistant Secretary         Assistant Secretary

Gregory S. Swenson*      Assistant Secretary         Assistant Secretary


* The business address of these persons is 500 Bielenberg Drive, Woodbury, MN 55125

    (c) Furnish the information required by the following table with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

        Inapplicable

Item 30.  Location of Accounts and Records

With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota 55125

Item 31.  Management Services

Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part I of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

        Inapplicable

Item 32.  Undertakings

Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

  (a) an undertaking to file an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act;

        Inapplicable

  (b) an undertaking to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 act Registration Statement;

        Inapplicable

  (c) if the information called for by Item 5A is contained in the latest annual report to shareholders, an undertaking to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

We undertake to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury, State of Minnesota, on September 28, 1995.

                              Fortis Income Portfolios, Inc.

                              By:                 /s/
                                            Dean C. Kopperud, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates shown.

Signature and Title


   /s/                                      Dated September 28, 1995
Dean C. Kopperud, President
(principal executive officer)


   /s/                                      Dated September 28, 1995
Tamara L. Fagely, Treasurer
(principal financial and accounting officer)

Richard W. Cutting*
Director

Allan R. Freedman*
Director

Robert M. Gavin*
Director

Benjamin S. Jaffray*
Director

Jean L. King*
Director

Edward M. Mahoney*
Director

Thomas R. Pellett*
Director

                                         /s/
Robb L. Prince*                    Dean C. Kopperud, Director
Director                           Pro Se and Attorney-in-Fact

Leonard J. Santow*
Director                           Dated:  September 28, 1995

Joseph M. Wikler*
Director

*Registrant's directors executing Power of Attorney dated March 30,
1995.